SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        CNL Hospitality Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
     1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801


                                 April 30, 2003


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of CNL Hospitality Properties, Inc. (the "Company"), to be held on June 27, 2003, at 11:00 a.m. at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy card, proxy statement, notice setting forth the business to come before the Annual Meeting of Stockholders and our 2002 Annual Report.

     The Company experienced another year of steady growth during 2002. A favorable acquisition market environment combined with our conservative investment philosophy and strong management team contributed to the successful results. During 2002, the Company raised approximately $489 million in gross proceeds through its public offerings of shares of common stock, increased the number of hotel properties in its portfolio from 35 to 55, including investments in two joint ventures which collectively own three hotel properties and the acquisition of one property through an existing joint venture, and began construction on a new development project. We believe that the Company is well positioned to participate in the expected continued growth in the hotel real estate market.

     The Company successfully completed its fourth public offering of common stock in February 2003 and immediately commenced its fifth public offering of up to $1.75 billion (175 million shares). The net proceeds of these offerings will be invested primarily in hotel properties and other related investments, whether directly or indirectly through acquiring ownership in other entities. We believe that the raising of additional capital by the Company through its fifth offering will provide the following benefits:

          Additional diversification: Additional capital received by the Company will be used to invest in additional properties, providing the Company with increased diversification by hotel brand, manager, tenant and geographic concentration.

          Cost efficiencies: The expansion of the Company will allow further economies of scale of general and administrative expenses of the Company.

          Market capitalization: Additional capital will provide the Company with a larger market capitalization if the Board of Directors determines to list the shares of common stock on a national securities exchange or over-the-counter market. We believe that it is important to continue to grow the Company to a larger equity capital base, which we believe will provide more visibility in the event the Board of Directors determines that listing is the appropriate course of action.

          At this year's Annual Meeting, you are being asked to consider the election of directors and a proposal recommended by the Board of Directors to amend certain provisions of the Company's Amended and Restated Articles of Incorporation.

     The Board of Directors unanimously recommends that you vote "FOR" the election of each of the directors, and "FOR" the adoption of the Amended and Restated Articles of Incorporation.

     Your vote is very important. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. Our goal is to minimize operational expenses. Therefore, we ask that you please return your proxy card promptly because re-soliciting stockholders adds unnecessary costs to the Company. This year, you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the Annual Meeting if you choose not to attend in person.

     AS WE PREPARE FOR THE OPPORTUNITIES IN THE YEAR AHEAD, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSALS PRESENTED IN THIS YEAR'S PROXY STATEMENT. YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER.

Sincerely,

/s/ James M. Seneff, Jr.                           /s/ Thomas J. Hutchinson III
------------------------                           ---------------------------
James M. Seneff, Jr.                               Thomas J. Hutchison III
Chairman of the Board and                          Co-Chief Executive Officer
Co-Chief Executive Officer

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

          Notice of Annual Meeting of Stockholders and Proxy Statement

                   Annual Meeting to be Held on June 27, 2003

To Our Stockholders:

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of CNL Hospitality Properties, Inc. (the "Company") will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, 32801 on June 27, 2003, at 11:00 a.m., local time, for the following purposes:

     1. To elect five directors of the Company to hold office until the 2004 Annual Meeting of Stockholders;
     2. To approve a proposal to amend and restate the Company's Amended and Restated Articles of Incorporation to modify certain provisions to bring them into conformity with industry standards and practices; to reflect how the Company is authorized to conduct its business; and to add certain provisions which are in the Company's current prospectus pursuant to which the Company is offering shares; and
     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     These items of business are described for you in detail in the accompanying proxy statement. We encourage you to read the proxy statement carefully and in its entirety. Only stockholders of record at the close of business on April 1, 2003, will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

     Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or via the Internet by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,

                                          /s/ Lynn E. Rose
                                          -----------------------------------
                                          Lynn E. Rose
                                          Corporate Secretary
April 30, 2003
Orlando, Florida

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1
PROXY AND VOTING PROCEDURES....................................................1
SOLICITATION EXPENSES..........................................................2
WHERE TO OBTAIN MORE INFORMATION...............................................2
ANNUAL REPORT..................................................................2

PROPOSAL I:  ELECTION OF DIRECTORS.............................................3
Nominees for Election to the Board of Directors................................3
Executive Officers.............................................................7
Significant Employees.........................................................10
Board Meetings During Fiscal Year 2002........................................12
Committees of the Board of Directors..........................................12
Audit Committee Report........................................................13
Compensation of Directors and Executive Officers..............................13
Certain Relationships and Related Transactions................................14

PROPOSAL II: CERTAIN AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED
   ARTICLES OF INCORPORATION TO MODIFY CERTAIN PROVISIONS TO BRING THEM
   INTO CONFORMITY WITH INDUSTRY STANDARDS AND PRACTICES, TO REFLECT HOW
   THE COMPANY IS AUTHORIZED TO CONDUCT ITS BUSINESS, AND TO ADD
   CERTAIN PROVISIONS WHICH ARE IN THE COMPANY'S CURRENT PROSPECTUS.......... 17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................22

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................23

INDEPENDENT PUBLIC ACCOUNTANTS................................................24
Audit Fees....................................................................24
Financial Information Systems Design and Implementation Fees..................24
All Other Fees................................................................24

OTHER MATTERS.................................................................25

PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS.........................25


RESTATED ARTICLES                                  EXHIBIT A TO PROXY STATEMENT
FORM OF PROXY                                      APPENDIX A
VOTING REMINDER FLYER                              APPENDIX B

                   CNL HOSPITALITY PROPERTIES, INC.
                      CNL Center at City Commons
                       450 South Orange Avenue
                        Orlando, Florida 32801
                            (800) 522-3863
                       -----------------------

                           PROXY STATEMENT
                       -----------------------

GENERAL INFORMATION

     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors (the "Board") of proxies to be voted on at the Annual Meeting of Stockholders to be held at 11:00 a.m., local time, on June 27, 2003, at the Company's offices located at 450 South Orange Avenue, Orlando, Florida (the "Annual Meeting"), and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Only stockholders of record at the close of business on April 1, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting. This proxy statement, proxy card and the enclosed 2002 Annual Report are first being mailed on or about May 19, 2003, to stockholders of record at the Record Date.

     As of April 1, 2003, 142,782,887 shares of common stock of the Company were outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the Annual Meeting. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the Securities and Exchange Commission (the "Commission"), approximately 1.1% of the outstanding shares of common stock.

PROXY AND VOTING PROCEDURES

     Any proxy, if received in time, properly signed and not revoked, will be voted at the Annual Meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the corporate secretary of the Company stating that the proxy is being revoked, (2) by presentation at the Annual Meeting of a subsequent proxy executed by the person that executed the prior proxy, or (3) by attendance at the Annual Meeting and voting in person.

     A proxy card is enclosed for your use. The proxy card contains instructions for responding either by telephone, by Internet or by mail. Votes cast in person or by proxy at the Annual Meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

SOLICITATION EXPENSES

     Solicitation of proxies will be primarily by mail. However, certain directors and officers of the Company and certain employees of CNL Investment Company and CNL Securities Corp., affiliates of the Company, also may solicit proxies by telephone, Internet, telegram or in person. All of the expenses incurred in connection with the solicitation of proxies, including the preparation, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N.S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $7,500 plus reimbursement of reasonable out-of-pocket expenses. The Company has agreed to indemnify N.S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the Annual Meeting.

WHERE TO OBTAIN MORE INFORMATION

     The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxy should be sent to the attention of the Company's corporate secretary at this address.

     The Company makes available free of charge on or through its Internet web site (http://www.cnlonline.com) the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request therefor sent to the Company Secretary, Lynn E. Rose, at the Company's offices. Each such request must set forth a good faith representation that as of April 1, 2003, the person making the request was the beneficial owner of common stock entitled to vote at the 2003 Annual Meeting of Stockholders.

ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002, accompanies this proxy statement.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     The persons named below have been nominated by the Board for election as directors to serve until the 2004 Annual Meeting of Stockholders or until their successors shall have been elected and qualified:

          Name                                      Age
          ----                                      ---
          Charles E. Adams                          40
          Robert A. Bourne                          56
          Lawrence A. Dustin                        57
          Craig M. McAllaster                       51
          James M. Seneff, Jr.                      56

     Messrs. Adams, Dustin, and McAllaster have served as directors since early 1999. Mr. Seneff has served as a director since June 1996. Prior to his resignation on February 7, 2003, Mr. Bourne, who has been renominated as a director, had served as a director of the Company since 1996. Messrs. Adams, Dustin and McAllaster are independent directors.

     On February 7, 2003, John A. Griswold, who was later appointed President of the Company, resigned from his position as an independent director of the Company. The Company's Articles of Incorporation provide that a majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Immediately following Mr. Griswold's resignation, Mr. Bourne tendered his resignation solely to maintain the Board's independence and it was anticipated that the Board would renominate Mr. Bourne. Subsequently, the Board voted to decrease the size of the Board from seven (7) members to five (5) members. If in the future the Company locates an additional independent director or directors who it believes will enhance the governance of the Company, the Board maintains the right to increase the number of Directors on the Board. The original Board consisted of five (5) directors, as it does now.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the foregoing nominees. Proxies will be voted FOR the election of all of the foregoing nominees unless authority is withheld.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for director as the Board may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     Set forth below is information regarding each nominee's principal occupation or employment during at least the last five years, and directorships in other public corporations.

Name                       Background
----                       ----------

Charles E. Adams           Mr. Adams currently serves as an  independent
                           director of the Company. Since 1997, Mr. Adams has been the president and a founding principal of Celebration Associates, LLC, a real estate advisory and development firm with offices in Cary and Pinehurst, North Carolina, Hot Springs, Virginia, and
                           Daufuskie Island and Fort Mill, South Carolina.
                           Celebration Associates specializes in large-scale, master-planned communities and specialty commercial developments. Mr. Adams joined The Walt Disney
                           Company in 1990 and from 1996 until May 1997 served as vice president of community business development for The Celebration Company and Walt Disney
                           Imagineering. Mr. Adams participated in the planning for residential development at EuroDisney in Paris, France. He was a founding member of the Celebration
                           School Board of Trustees and served as president and founding member of the Celebration Foundation Board of Directors. Mr. Adams is a council member on the Recreation Development Council for the Urban Land
                           Institute. Before joining The Walt Disney Company in
                           1990, Mr. Adams worked with Trammell Crow Residential developing luxury apartment communities in the Orlando and Jacksonville, Florida areas. Mr. Adams received a B.A. from Northeast Louisiana University in 1984 and an M.B.A from Harvard Graduate School of Business in 1989.

Robert A. Bourne           Mr. Bourne serves as treasurer of the Company.  He
                           served as a director of the Company from 1996 until his resignation on February 7, 2003, at which time an independent director of the Company resigned and Mr.
                           Bourne simultaneously tendered his resignation in order to maintain the Board's independence. In addition, Mr. Bourne serves as a director, vice chairman of the board of directors and treasurer of CNL Hospitality Corp., the advisor to the Company
                           (the "Advisor"), and director and treasurer of CNL
                           Hotel Investors, Inc. ("Hotel Investors"). Mr. Bourne served as the president of the Company and the Advisor from 1997 to June 2002, and served as president of Hotel Investors from 1999 to July 2002.
                           Mr. Bourne is also the president and treasurer of CNL
                           Financial Group, Inc.; a director, vice chairman of the board of directors and treasurer of CNL
                           Retirement Properties, Inc., a public, unlisted real estate investment trust; as well as a director, vice chairman of the board of directors and treasurer of CNL Retirement Corp., its advisor. Mr. Bourne served as president of CNL Retirement Properties, Inc. and CNL Retirement Corp. from 1998 and 1997, respectively, to June 2002. Mr. Bourne also serves as a director of CNLBank. He serves as a director and vice chairman of the board of directors of Commercial
                           Net Lease Realty, Inc., a public, real estate investment trust listed on the New York Stock
                           Exchange. Mr. Bourne has served as a director since inception in 1994, president from 1994 through February 1999, treasurer from February 1999, through
                           August 1999, and vice chairman of the board of directors since February 1999, of CNL American
                           Properties Fund, Inc., a public, unlisted real estate investment trust. Mr. Bourne also serves as a director, president and treasurer for various affiliates of CNL Financial Group, Inc., including
                           CNL Investment Company, CNL Securities Corp., the managing dealer of the Company's public offerings, and CNL Institutional Advisors, Inc., a registered investment adviser for pension plans. As president of CNL Financial Group, Inc., Mr. Bourne has overseen
                           CNL's real estate and capital markets activities including the investment of over $3 billion in equity and the financing, acquisition, construction and leasing of restaurants, office buildings, apartment complexes, hotels, retirement properties and other real estate. Mr. Bourne began his career as a certified public accountant employed by Coopers &
                           Lybrand, Certified Public Accountants, from 1971 through 1978, where he attained the position of tax manager in 1975. Mr. Bourne graduated from Florida
                           State University in 1970 where he received a B.A. in Accounting, with honors.

Lawrence A. Dustin         Mr. Dustin currently serves as an independent
                           director of the Company. Mr. Dustin has over 30 years of experience in the hospitality industry. Since
                           January 2002, Mr. Dustin has served as president, a director and a principal stockholder of Dustin/Massagli LLC, a company which manages the operations of EMTG, LLC. EMTG, LLC publishes the Mobil Travel Guide, a publication which features information about domestic hotels, resorts, restaurants, sites and attractions. Mr. Dustin also serves as a director and president of EMTG, LLC. From
                           August 1999 through January 2002, Mr. Dustin served as president of the lodging division for Travel
                           Services International, Inc., a specialized distributor of leisure travel products and services.
                           Prior to this assignment, Mr. Dustin served as principal of BBT, an advisory company specializing in hotel operations, marketing and development from September 1998 to August 1999. From 1994 to September
                           1998, Mr. Dustin served as senior vice president of lodging of Universal Studios, Inc., where he led
                           Universal's entry into the lodging business. Mr.
                           Dustin provided strategic direction and tactical implementation for matters related to Universal's hotel interests in Singapore, Osaka, Los Angeles and Orlando. In Orlando, he supervised the early-stage development of the resort's five highly themed, full service hotels comprised of 5,000 rooms. Before joining Universal Studios in the fall of 1994, Mr.
                           Dustin served as a principal and chief executive officer of Denver-based AspenCrest Hospitality, Inc., a professional services firm which helped independent hotel owners enhance the asset value of their properties. From 1969 to 1989, Mr. Dustin held various positions in the hotel industry, including 14 years in management with Westin Hotels & Resorts. Mr.
                           Dustin received a B.A. from Michigan State University in 1968.

Craig M. McAllaster        Dr. McAllaster currently serves as an independent
                           director of the Company. Dr. McAllaster is dean of the Roy B. Crummer Graduate School of Business at
                           Rollins College. He directed the Executive MBA program from 1994 through 2000, and has been on the management faculty and served as executive director of the international consulting practicum programs at the Crummer School. Prior to Rollins College, Dr.
                           McAllaster was at the School of Industrial and Labor
                           Relations and the Johnson Graduate School of
                           Management, both at Cornell University, and the University of Central Florida. Dr. McAllaster spent over ten years in the consumer services and electronics industry in management, organizational and executive development positions. He is a consultant to a variety of domestic and international companies in the areas of strategy and leadership.
                           Dr. McAllaster received a B.S. from the University of Arizona in 1972, an M.S. from Alfred University in
                           1980 and an M.A. in 1985 and Doctorate from Columbia
                           University in 1987.

James M. Seneff, Jr.       Mr.  Seneff  currently  serves as a director,
                           chairman of the Board and co-chief executive officer of the Company and the Advisor. He also serves as a director, chairman of the board and chief executive officer of Hotel Investors. Mr. Seneff is a principal stockholder of CNL Holdings, Inc., the parent company of CNL Financial Group, Inc., a diversified real estate company, and has served as a director, chairman of the board and chief executive officer of CNL Financial Group, Inc. and its subsidiaries since the formation of CNL Financial Group, Inc. in 1973.
                           CNL Financial Group, Inc. is the parent company, either directly or indirectly through subsidiaries, of CNL Real Estate Services, Inc., the Advisor, CNL
                           Capital Markets, Inc., CNL Investment Company and CNL
                           Securities Corp., the managing dealer for the Company's offerings. CNL and the entities it has established have more than $5.3 billion in assets, representing interests in approximately 1,850 properties and approximately 1,000 mortgage loans in 49 states. Mr. Seneff also serves as a director, chairman of the board of directors and chief executive officer of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, as well as CNL Retirement Corp., its advisor. Since
                           1992, Mr. Seneff has served as a director, chairman of the board of directors and chief executive officer of Commercial Net Lease Realty, Inc., a public real estate investment trust that is listed on the New
                           York Stock Exchange. In addition, he has served as a director and chairman of the board of directors since inception in 1994, served as chief executive officer from 1994 through August 1999 and currently serves as co-chief executive officer of CNL American Properties
                           Fund, Inc., a public, unlisted real estate investment trust. Mr. Seneff has also served as a director, chairman of the board of directors and chief executive officer of CNL Securities Corp. since 1979;
                           CNL Investment Company since 1990; and CNL
                           Institutional Advisors, Inc., a registered investment adviser for pension plans, since 1990. Mr. Seneff formerly served as a director of First Union National
                           Bank of Florida, N.A., and currently serves as the chairman of the board of directors of CNLBank. Mr.
                           Seneff served on the Florida State Commission on Ethics and is a former member and past chairman of the State of Florida Investment Advisory Council, which recommends to the Florida Board of Administration investments for various Florida employee retirement funds. The Florida Board of Administration is Florida's principal investment advisory and money management agency and oversees the investment of more than $60 billion of retirement funds. Mr. Seneff received his degree in Business
                           Administration from Florida State University in 1968.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE NOMINEES OF THE BOARD OF DIRECTORS OF THE COMPANY.

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

Name                           Age        Position
----                           ---        --------

James M. Seneff, Jr.           56         Chairman of the Board and Co-Chief
                                          Executive Officer
Thomas J. Hutchison III        61         Co-Chief Executive Officer
John A. Griswold               54         President
Charles A. Muller              44         Chief Operating Officer and
                                          Executive Vice President
C. Brian Strickland            40         Executive Vice President
Robert A. Bourne               56         Treasurer
Lynn E. Rose                   54         Corporate Secretary

     THOMAS J. HUTCHISON III. Mr. Hutchison was appointed to co-chief executive officer of the Company and the Advisor on February 14, 2003. From June 2002 through February 13, 2003, Mr. Hutchison served as president of the Company and the Advisor. Mr. Hutchison also currently serves as a director of the Advisor and as president of Hotel Investors. From 2000 to June 2002, Mr. Hutchison served as executive vice president of the Company and the Advisor, and from 2000 to July 2002, he served as executive vice president of Hotel Investors. In addition, Mr. Hutchison serves as president and chief operating officer of CNL Real Estate Services, Inc., which is the parent company of the Advisor and CNL Retirement Corp. He also serves as the president and chief operating officer of

CNL Realty & Development Corp. In addition, Mr. Hutchison serves as president of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, and president and a director of CNL Retirement Corp., its advisor. Mr. Hutchison also serves as a director, chairman and chief executive officer of EMTG, LLC, a company that publishes the Mobil Travel Guide which features information about domestic hotels, resorts, restaurants, sites and attractions. From 2000 to June 2002, Mr. Hutchison served as executive vice president of CNL Retirement Properties, Inc. and CNL Retirement Corp. Mr. Hutchison joined CNL Financial Group, Inc. in January 2000 with more than 30 years of senior management and consulting experience in the real estate development and services industries. He currently serves on the board of directors of Restore Orlando, a nonprofit community volunteer organization. Prior to joining CNL, Mr. Hutchison was president and owner of numerous real estate services and development companies. From 1995 to 2000, he was chairman and chief executive officer of Atlantic Realty Services, Inc. and TJH Development Corporation. Since 1990, he has fulfilled a number of long-term consulting assignments for large corporations, including managing a number of large international joint ventures. From 1990 to 1991, Mr. Hutchison was the court-appointed president and chief executive officer of General Development Corporation, a real estate community development company, where he assumed the day-to-day management of the $2.6 billion NYSE-listed company entering reorganization. From 1986 to 1990, he was the chairman and chief executive officer of a number of real estate-related companies engaged in the master planning and land acquisition of 40 residential, industrial and office development projects. From 1978 to 1986, Mr. Hutchison was the president and chief executive officer of Murdock Development Corporation and Murdock Investment Corporation, as well as Murdock's nine service divisions. In this capacity, he managed an average of $350 million of new development per year for over nine years. Additionally, he expanded the commercial real estate activities to a national basis, and established both a new extended care division and a hotel division that grew to 14 properties. Mr. Hutchison was educated at Purdue University and the University of Maryland Business School.

     JOHN A. GRISWOLD. Mr. Griswold was appointed president of the Company and the president and a director of the Advisor on March 17, 2003 and served on the Board of the Company from early 1999 to February 7, 2003. Mr. Griswold has over 30 years of experience in the hospitality industry. From 1985 through March 16, 2003, Mr. Griswold served as president of Tishman Hotel Corporation, an operating unit of Tishman Realty & Construction Co., Inc., founded in 1898. Tishman Hotel Corporation is a hotel developer, owner and operator, and has provided such services for more than 85 hotels, totaling more than 30,000 rooms. From 1981 to 1985, Mr. Griswold served as general manager of the Buena Vista Palace Hotel in The Walt Disney World Village. From 1978 to 1981, he served as vice president and general manager of the Homestead Resort, a luxury condominium resort in Glen Arbor, Michigan. Mr. Griswold served as an operations manager for The Walt Disney Company from 1971 to 1978. He was responsible for operational, financial and future planning for multi-unit dining facilities in Walt Disney World Village and Lake Buena Vista Country Club. He is a member of the board of directors of the Florida Hotel & Lodging Association, chairman elect of Orlando/Orange County Convention & Visitors Bureau, Inc. and chairman of the First Orlando Foundation. Mr. Griswold received a B.S. from the School of Hotel Administration at Cornell University in Ithaca, New York.

     CHARLES A. MULLER. Mr. Muller serves as the chief operating officer and executive vice president of the Company. Mr. Muller joined the Advisor in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. He currently serves as the chief operating officer and executive vice president of the Advisor and Hotel Investors. Mr. Muller also serves as executive vice president of CNL Hotel Development Company. Mr. Muller joined CNL following more than 15 years of broad-based hotel industry experience with firms such as Tishman Hotel Corporation, Wyndham Hotels & Resorts, PKF Consulting and AIRCOA Hospitality Services. Mr. Muller's background includes responsibility for market review and valuation efforts, property acquisitions and development, capital improvement planning, hotel operations and project management for renovations and new construction. Mr. Muller served on the former Market, Finance and Investment Analysis Committee of the American Hotel & Lodging Association and is a founding member of the Lodging Industry Investment Council. He currently serves on the board of directors of Frontline Outreach, an outreach ministry serving urban children and their families in Orlando. Mr. Muller holds a bachelor's degree in Hotel Administration from Cornell University.

     C. BRIAN STRICKLAND. Mr. Strickland serves as executive vice president of the Company, the Advisor, CNL Hotel Development Company and Hotel Investors, a real estate investment trust majority owned by the Company. Mr. Strickland supervises the companies' financial reporting, financial control and accounting functions as well as forecasting, budgeting and cash management activities. He is also responsible for regulatory compliance, equity and debt financing activities and insurance for the companies. Mr. Strickland joined the Advisor in April 1998 with an extensive accounting background. Prior to joining CNL, he served as vice president of taxation with Patriot American Hospitality, Inc., where he was responsible for implementation of tax planning strategies on corporate mergers and acquisitions and where he performed or assisted in strategic processes in the REIT industry. From 1989 to 1997, Mr. Strickland served as a director of tax and asset management for Wyndham Hotels & Resorts where he was integrally involved in structuring acquisitive transactions, including the consolidation and initial public offering of Wyndham Hotel Corporation and its subsequent merger with Patriot American Hospitality, Inc. In his capacity as director of asset management, he was instrumental in the development and opening of a hotel and casino in San Juan, Puerto Rico. Prior to 1989, Mr. Strickland was senior tax accountant for Trammell Crow Company where he provided tax-consulting services to regional developmental offices. From 1986 to 1988, Mr. Strickland was tax accountant for Ernst & Whinney where he was a member of the real estate practice group. Mr. Strickland is a certified public accountant and holds a bachelor's degree in Accounting.

     LYNN E. ROSE. Ms. Rose serves as corporate secretary of the Company. She served as treasurer of the Company from 1996 through September 2001. Ms. Rose also serves as corporate secretary of the Advisor, and as corporate secretary of the subsidiaries of the Company. Ms. Rose served as treasurer and a director of the Advisor from 1997 through June 2001. In addition, Ms. Rose serves as corporate secretary of Hotel Investors and served as treasurer from 1999 through June 2001. Ms. Rose is corporate secretary of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, and serves as corporate secretary of its subsidiaries. Ms. Rose served as treasurer of CNL Retirement Properties, Inc. from 1998 through August 2001. In addition, she serves as corporate secretary of CNL Retirement Corp., its advisor, and served as treasurer and a director from 1997 through June 2001. Ms. Rose served as corporate secretary of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and served as treasurer from 1994 through February 1999. Ms. Rose, a certified public accountant, has served as corporate secretary of CNL Financial Group, Inc. since 1987, its controller from 1987 to 1993 and its chief financial officer from 1993 to present. She also serves as corporate secretary of the subsidiaries of CNL Financial Group, Inc. and holds other offices in the subsidiaries. In addition, she serves as corporate secretary for approximately 75 additional corporations affiliated with CNL Financial Group, Inc. and its subsidiaries. Ms. Rose has served as chief financial officer and corporate secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax compliance for over 500 corporations, partnerships and joint ventures, and the accounting and financial reporting for CNL Holdings, Inc. and its subsidiaries. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

     The backgrounds of Messrs. Bourne and Seneff are described above under "ELECTION OF DIRECTORS."

SIGNIFICANT EMPLOYEES

     In addition to the executive officers listed above, the following individuals are involved in the acquisition, development and management of the Company's properties:

     BRIAN GUERNIER, age 41, serves as vice president of acquisitions and development of the Advisor. Mr. Guernier joined the Advisor in August 1999 and is responsible for hotel acquisitions, site acquisition/selection for development, identifying and assessing tenants and maintaining professional relationships with current and potential project partners. Prior to joining the Advisor, Mr. Guernier worked at Marriott International, Inc. starting in 1995, most recently as director in feasibility and development planning at Marriott Vacation Club's headquarters in Orlando, Florida. His responsibilities included internal project planning for development of several timeshare resorts from the early feasibility stage through site acquisition. He also focused on hotel/timeshare joint projects and the negotiation of use agreements between timeshare operators and hotel owner/operators for shared use of campus facilities. Prior to joining Marriott's timeshare division, Mr. Guernier worked as director in market planning & feasibility for Marriott International's Lodging Division in Bethesda, Maryland, where his responsibilities included pro forma development, brand recommendations to development, preparation of feasibility and market planning reports, presentation of projects to Hotel Development Committee, and reviewing outside appraisals for Marriott's Treasury Department in conjunction with credit enhancements. Before joining Marriott, Mr. Guernier was a senior consultant with Arthur Andersen's Real Estate Services Group focusing on property tax appeals for hospitality clients. Mr. Guernier holds an M.P.S. from the Hotel School at Cornell University and a B.S. from the College of Agriculture and Life Sciences at Cornell University.

     TAMMIE A. QUINLAN, age 40, serves as the Advisor's senior vice president of corporate finance and treasury. Ms. Quinlan joined the Advisor in August 1999 and is responsible for all accounting and financial reporting requirements, treasury, and corporate finance functions. Prior to joining the Advisor, Ms. Quinlan, was employed by KPMG LLP from 1987 to 1999, most recently as a senior manager, performing services for a variety of clients in the real estate, hospitality, and financial services industries. During her tenure at KPMG LLP, Ms. Quinlan assisted several clients through their initial public offerings, secondary offerings, securitizations and complex business and accounting issues. Ms. Quinlan is a certified public accountant and holds a B.S. in accounting and finance from the University of Central Florida.

     MARCEL VERBAAS, age 33, serves as the Advisor's senior vice president of structured investments. Mr. Verbaas joined the Advisor in August 2000 and is primarily responsible for the solicitation and negotiation of debt financing for the Company's acquisition and development projects, as well as cultivating and maintaining relationships with current and potential financial sources. In addition, he oversees the negotiation and closing of the Company's structured real estate acquisitions, including its joint venture investments. Prior to joining the Advisor, he served as director of corporate finance for Stormont Trice Development Corporation, a private hotel development company with substantial expertise in public-private ventures, from July 1998 to August 2000. His responsibilities included the negotiation of all debt and equity investments for development projects, as well as the analysis of development and acquisition opportunities. Mr. Verbaas acquired extensive real estate finance expertise through various originations and underwriting positions with GE Capital Corp. and Ocwen Financial Corp. During his tenure at Ocwen Financial Corp., he assisted in the formation of its affiliated REIT. While he originated, structured and underwrote transactions in all types of commercial real estate, Mr. Verbaas primarily focused on providing financing in the hospitality industry. A native of The Netherlands, Mr. Verbaas received a master's degree in business economics from the Erasmus University of Rotterdam, The Netherlands.

     RICK SNYDER, age 60, joined the Advisor in April 2002 and was appointed its senior vice president of portfolio management. In this capacity, Mr. Snyder supervises the portfolio management team and the ongoing relationships with our operating management company partners. He is also responsible for monitoring property activity with regard to financial performance, capital spending and management contract compliance for the purposes of maximizing the return generated by each asset. Mr. Snyder joined the Advisor with more than 30 years in the hotel industry. His experience includes managing several premier hotels such as the Paradise Island Hotel & Villas, Nassau, Bahamas; Americana Hotel, Bal Harbour, Florida; Caesars Palace, Las Vegas; Boca Beach Club, Boca Raton, Florida and The Pointe Hilton Resort in Phoenix. Prior to joining CNL, Mr. Snyder served as vice president of asset management for Strategic Hotel Capital, a privately held hotel investment company from December 1997 through October 2001. In this capacity, he was responsible for the acquisition of several global, full service, luxury hotels through intensive, research-based asset management. Mr. Snyder's experience has included various hospitality brands such as Hyatt, Hilton, Marriott, as well as independent hotels. Mr. Snyder is a member of the Hospitality Asset Management Association and has served on the board of directors for each of the Miami Beach, Atlantic City, Phoenix and Tempe Visitors and Convention Bureaus.

     JACK ELKINS, age 49, joined the Advisor in July 2000 as its senior vice president of design and construction. Mr. Elkins also serves as senior vice president of CNL Hotel Development Company and CNL Retirement Development Corp., and serves as senior vice president of design and construction of CNL Real Estate Services, Inc. In these capacities, Mr. Elkins is responsible for planning, design and construction activities for new projects in hospitality, retirement and mixed-use developments. His areas of focus range from initial negotiations with architectural consultants and general contractors, to implementation of contracts and hands-on problem solving with project managers throughout the design and construction process - while ensuring that budgetary, schedule and quality requirements are achieved. From 1993 through 2000, Mr. Elkins was an executive level manager with Welbro Building Corporation. Recognized as one of the Southeast's premier general contracting firms, Welbro is most notable for their quality of service and performance in the hospitality market. In addition to having responsibility for major operational work segments and providing management direction to his various project teams, Mr. Elkins' primary focus was overseeing client relationships and construction operations directly related to the significant renovation and/or new construction of hotel and timeshare resort projects, ranging in size from 100 units to 1,100 units. He worked with hospitality brands such as Marriott, Wyndham, Radisson, and Sheraton, plus independent hotels such as the Sanibel Harbor Resort and the Indian River Plantation Hotel, with project values up to $300 million. Mr. Elkins is a graduate of East Carolina University and has more than 23 years of commercial construction experience.

BOARD MEETINGS DURING FISCAL YEAR 2002

     The Board met six times during the year ended December 31, 2002. Each member of the Board attended at least 75 percent of the total meetings of the Board and of any committee on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a standing Audit Committee, the members of which are selected by the Board each year. The Audit Committee makes recommendations to the Board as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 2002, the Audit Committee was comprised of Messrs. Griswold, Adams and McAllaster. During the year ended December 31, 2002, each of Messrs. Griswold, Adams and McAllaster served as "independent directors" of the Company, as that term is defined in the Company's Articles of Incorporation. Although the Company's shares are not listed on the New York Stock Exchange, the Company also determined to apply the exchange's standards of independence to its own outside directors and for the year ended December 31, 2002, each of Messrs. Griswold, Adams and McAllaster met the definition of "independent" under Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Audit Committee met six times during the year ended December 31, 2002. The Board has adopted a written charter for the Audit Committee.

     The Company does not have a compensation or nominating committee.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

     Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2002, with the management of the Company.

     Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

     The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants' independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

     Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Commission.

                                          Audit Committee

                                          Charles E. Adams
                                          Craig M. McAllaster

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     During the year ended December 31, 2002, each independent director earned approximately $12,000 for serving on the Board. In addition, prior to May 1, 2002, each independent director received $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. Effective May 1, 2002, each independent director received $1,000 per Board meeting attended ($500 for each telephonic meeting in which the director participated). Also effective May 1, 2002, the members of the Audit Committee were entitled to receive $1,000 (or $1,500, in the case of the chairman of the Audit Committee) per Audit Committee Meeting attended or telephonic Audit Committee meeting in which the director participated. In addition to the above compensation, the chairman of the Audit Committee was entitled to receive $750 per meeting attended with the Company's independent accountants prior to May 1, 2002, and $1,500 per meeting attended thereafter ($375 prior to May 1, 2002, and $1,500 thereafter for each telephonic meeting with the Company's independent accountants in which the chairman participated as a representative of the Audit Committee). Directors that are members of a special committee are entitled to receive fees of $1,000 per day for services as representatives of such special committees in lieu of the above compensation (to the extent that such directors devote in excess of three hours on such day to matters relating to such special committee). The Company has not, and in the future will not, pay any compensation to the officers and directors of the Company who also serve as officers and directors of the Advisor.

     No annual or long-term compensation was paid by the Company to either co-chief executive officer for services rendered in all capacities to the Company during the years ended December 31, 2002, 2001 and 2000. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the years ended December 31, 2002, 2001 and 2000. The Company's executive officers are also employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. and its affiliates in part for services provided to the Company. See "Certain Relationships and Related Transactions" for a description of the fees payable and expenses reimbursed to the Advisor and its affiliates.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     All of the executive officers of the Company are executive officers of the Advisor, which is a majority owned subsidiary of CNL Financial Group, Inc., in which Messrs. Seneff and Bourne and Ms. Rose serve as officers and/or directors. In addition, Messrs. Seneff and Bourne and Ms. Rose are executive officers of CNL Securities Corp., the managing dealer of the Company's offerings of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Mr. Seneff is a director of the Company, the Advisor and CNL Securities Corp., and Mr. Hutchison is a director of the Advisor. Mr. Bourne was a director of the Company until February 7, 2003 and has been renominated as a director of the Company and is a director of the Advisor and CNL Securities Corp. Mr. Kaplan is presently a director of the Company and the Advisor, and will hold such positions until the election of directors is completed at the Annual Meeting. The Advisor and CNL Securities Corp. are by contract entitled to receive fees and compensation for services provided in connection with the Company's common stock offerings, and the acquisition, development, management and sale of the Company's assets.

     Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board, manages the Company's properties and renders such other services, as the Board deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5 percent of the total amount raised from the sale of shares of common stock of the Company for services in connection with the offering of shares, the majority of which may be paid as commissions to other broker-dealers. For the year ended December 31, 2002, the Company incurred approximately $37 million of such fees, the majority of which have been reallowed by CNL Securities Corp. as commissions to unaffiliated broker-dealer firms.

     In addition, CNL Securities Corp. is entitled to receive a marketing support fee equal to 0.5 percent of the total amount raised from the sale of shares. For the year ended December 31, 2002, the Company incurred approximately $2.4 million of such fees, the majority of which have been reallowed to other broker-dealers.

     CNL Securities Corp. is also entitled to receive, in connection with the Company's initial offering of up to 16.5 million shares of common stock (the "Initial Offering"), the Company's third offering of up to 45 million shares of common stock (the "2000 Offering") and the Company's fourth offering up to 45 million shares of common stock ("the 2002 Offering"), a soliciting dealer servicing fee payable annually by the Company on December 31 of each year following the year in which the offering terminated in the amount of 0.20% of the stockholders' invested capital from the Initial Offering, the 2000 Offering and the 2002 Offering, respectively. CNL Securities Corp. in turn may reallow all or a portion of such fee to soliciting dealers whose clients hold shares on such date. For the year ended December 31, 2002, approximately $293,000 of such fees were incurred and payable.

     The Advisor is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisitions and leases of the properties and structuring the terms of the mortgage loans equal to 4.5 percent of the total amount raised from the sale of shares and loan proceeds from permanent financing and a portion of the line of credit proceeds that are used to acquire properties. For the year ended December 31, 2002, the Company incurred approximately $29.5 million of such fees.

     CNL Hotel Development Company, a subsidiary of the Advisor, is entitled to receive fees in connection with the development, construction or renovation of certain properties, generally equal to four to five percent of anticipated project costs. During the year ended December 31, 2002, the Company incurred approximately $1.9 million of such fees.

     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60 percent of the Company's real estate asset value and the outstanding principal balance of any mortgage loans as of the end of the preceding month. The asset management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the asset management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the year ended December 31, 2002, the Company incurred approximately $6.7 million of such fees.

     The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement described above, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters, the greater of two percent of average invested assets or 25 percent of net income (the "Expense

Cap"). For the year ended December 31, 2002, the Company's operating expenses did not exceed the Expense Cap.

     The Advisor and its affiliates provide various administrative services to the Company, including services related to accounting; financial, tax and regulatory compliance reporting; stockholder distributions and reporting; due diligence and marketing; and investor relations (including administrative services in connection with the offering of shares), on a day-to-day basis. For the year ended December 31, 2002, the Company incurred a total of approximately $4.3 million for these services, approximately $3.1 million representing stock issuance costs and approximately $1.1 million representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Commission.

     The Company maintains bank accounts in a bank in which certain officers and directors of the Company serve as directors and are stockholders. The amount deposited with this affiliate was approximately $14.9 million at December
31, 2002.

     In January 2002, the Company acquired a 25 percent interest in a partnership with Publications International, Ltd. ("PIL"), Hilton, and Marriott that owns a 77.5 percent interest in a partnership with Exxon Mobil Corporation and PIL ("EMTG"). The Company's required total capital contribution was $3.6 million. EMTG owns the licensing rights to the Mobil Travel Guide. The licensing rights entitle EMTG to assemble, edit, publish and sell the Mobil Travel Guide and use such rights to generate additional products using the Mobil Travel Guide brand. EMTG has engaged Dustin/Massagli LLC, a company in which one of the Company's directors is president, a director and principal stockholder, to manage its business. In December 2002, the Company contributed an additional $893,750 to the partnership that owns EMTG, thereby increasing the Company's ownership in the partnership from 25 percent to 31.25 percent.

     In May 2002, the Company acquired a ten percent interest in CNL Plaza, Ltd., a limited partnership that owns an office building located in Orlando, Florida, in which the Advisor and its affiliates lease office space, for $300,000. The remaining interest in the limited partnership is owned by several affiliates of the Advisor. In connection with this acquisition, the Company has severally guaranteed its 16.67 percent share, or approximately $2.6 million, of a $15.5 million unsecured promissory note of the limited partnership.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                                   PROPOSAL II

      CERTAIN AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MODIFY CERTAIN PROVISIONS TO BRING THEM INTO CONFORMITY
           WITH INDUSTRY STANDARDS AND PRACTICES, TO REFLECT HOW THE
       COMPANY IS AUTHORIZED TO CONDUCT ITS BUSINESS, AND TO ADD CERTAIN
            PROVISIONS WHICH ARE IN THE COMPANY'S CURRENT PROSPECTUS

     On April 28, 2003, the Board unanimously approved a proposal to amend and restate the Company's existing Amended and Restated Articles of Incorporation (or "Existing Articles"), and directed that such proposal ("Proposal II") be submitted to the Company's stockholders for their approval at the Annual Meeting. If approved in their entirety, the Amended and Restated Articles of Incorporation (or "Restated Articles") will modify certain provisions to bring them into conformity with industry practices, to reflect how the Company is authorized to conduct its business and to add certain provisions which are in the Company's current prospectus. The full text of the proposed Restated Articles is set forth in Exhibit A to this proxy statement.

     The Board has determined it to be in the best interests of the Company and its stockholders to adopt the Restated Articles. The Board unanimously recommends that stockholders vote "FOR" Proposal II.

     Approval of Proposal II requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. A vote to approve Proposal II is a vote for each of the amendments to the Existing Articles and a vote against this Proposal II is a vote against each of the amendments to the Existing Articles. The Restated Articles will become effective upon their filing with the Maryland Department of Assessments and Taxation.

     The paragraphs below describe or reference the amendments to the Existing Articles that will be made if Proposal II is approved by the stockholders and the reasons that the Board has proposed such amendments. For the complete text of the proposed amendments, see Exhibit A to this proxy statement.

     (i) Modification of Provisions Relating to "Restrictions on Ownership and Transfer" and "Excess Shares" to conform with industry practices.

     To qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), among other things, (a) not more than 50% of the value of the REIT's outstanding stock may be owned, directly or indirectly (applying certain attribution rules under the Code), by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year and (b) the REIT's stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year.

     In order to ensure compliance with these requirements, a REIT's articles of incorporation typically include restrictions on the number of shares of capital stock that a stockholder may own, as well as certain other restrictions on the transfer or acquisition of the REIT's stock. Transfers, acquisitions or other events that would cause a violation of the ownership limitations and restrictions are usually null and void and of no effect with respect to the shares in excess of the applicable limit. To give substance to these restrictions and limitations, the intended transferee of such shares is usually stripped of any rights to distributions, voting rights and other benefits with respect to such shares except the right to payment of the purchase price for shares (or, if no payment was given, the fair market value of such shares at the time of the transaction that resulted in such excess shares) and the right to receive certain distributions upon liquidation.

     The Company's Existing Articles contain provisions implementing such restrictions, including a limitation that no person may own, directly or indirectly (applying certain attribution rules under the Code), in excess of 9.8% of the outstanding common shares or 9.8% of any series of preferred shares, subject to the ability of the Company's directors to modify these ownership limitations in certain instances. The Company's Existing Articles also contain "excess share" provisions similar to those described above. While these provisions help protect the Company from the risk of losing its status as a REIT, they do not conform in certain respects to industry standards and practices and also require clarification in certain areas. Accordingly, the Board has determined that it is advisable and in the best interest of the Company and its stockholders to amend and restate these provisions, as reflected in the Restated Articles, to clarify them as necessary and to make them more closely conform to industry standards and practices. The terms of these amended and restated provisions are described below.

     The Company's Restated Articles contain provisions similar to those in the Existing Articles described above, and generally provide that no person may beneficially own, or be deemed to own by virtue of the attribution provisions of Code, more than 9.8% of any class or series of the Company's equity stock.

     Subject to the Board's ability to waive certain of the following restrictions in certain circumstances (as described below), transfers of shares of the Company's equity stock or other events that would create a direct or indirect ownership of such stock that would: (a) violate the 9.8% ownership limit; (b) result in the Company's disqualification as a REIT under the Code, including any transfer that results in: (i) the Company's equity stock being owned by fewer than 100 persons, or (ii) the Company being "closely held" with the meaning of Section 856(h) of the Code; or (c) potentially jeopardize the Company's status as a REIT under the Code, shall be null and void and of no effect with respect to the shares in excess of the applicable limit and, accordingly, the intended transferee (or "prohibited owner") shall acquire no right or interest in such shares. Any shares in excess of an applicable limitation will be converted automatically into an equal number of shares of the Company's excess stock that will be transferred by operation of law to an unaffiliated trust for the exclusive benefit of one or more qualified charitable organizations selected by the Company. As soon as practicable after the transfer of shares to the trust, the trustee of the trust will be required to sell the shares of excess stock to a person or entity who could own the shares without violating the applicable limit and distribute to the prohibited owner an amount equal to the lesser of: (a) the proceeds of the sale; (b) the price paid for the stock in excess of the applicable limit by the prohibited owner or, in the event that the original violative transfer was a gift or an event other than a transfer, the market price of the shares on the date of the transfer or other event; or (c) the pro rata amount of the prohibited owner's initial capital investment in the Company properly allocated to such shares of excess stock.

     All dividends and other distributions received with respect to the shares of excess stock prior to their sale by the trust and any proceeds from the sale by the trust in excess of the amount distributable to the prohibited owner will be distributed to the beneficiary of the trust. In connection with any liquidation, however, the trust must distribute to the prohibited owner the amounts received upon such liquidation, but the prohibited owner is not entitled to receive amounts in excess of the price paid for such shares by the prohibited owner or, in the event that the original violative transfer was a gift or an event other than a transfer, the market price of the shares on the date of the transfer or other event.

     In addition to the foregoing transfer restrictions, the Company has the right, for a period of 90 days during the time any shares of excess stock are held by the trust, to purchase all or any portion of such shares of excess stock for the lesser of the price paid for such shares by the prohibited owner (or, in the event that the original violative transfer was a gift or an event other than a transfer, the market price of the shares on the date of the transfer or other event) or the market price of the Company's stock on the date the Company exercises its option to purchase, which amount will be paid to the prohibited owner. In all instances, the market price will be determined in the manner set forth in the Restated Articles.

     The Company's Restated Articles contain provisions similar to those in the Existing Articles described above, and generally provide that the Board, upon a receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence, representations or undertakings acceptable to the Board, may, in its sole discretion, waive the application of certain transfer restrictions or the ownership limitation to a person if the Board determines that such person's ownership of equity shares will not jeopardize the Company's status as a REIT under the Code. In addition, the restrictions on transfer, ownership limitations and information requirements described above will not apply if the Board determines that it is no longer in the best interests of the Company to attempt to qualify, or to continue to qualify, as a REIT under the Code.

     The foregoing procedures for Excess Shares generally vary from the procedures in the Existing Articles in form more than in substance, with one significant exception. As described above, the provisions of the Restated Articles require that Excess Shares generally be held for the exclusive benefit of a charitable beneficiary selected by the Company, which is consistent with such provisions generally adopted by REITs and furthers the policy underlying the Internal Revenue Service's acceptance of the use of "excess shares." In contrast, the Company's Existing Articles permit Excess Shares to be held for the benefit of any "permitted owner" selected by the Prohibited Owner (defined as any holder whose ownership of the equity stock converted into Excess Shares would not violate the ownership restrictions). In general, the Excess Share provisions in the Restated Articles more closely resemble provisions currently being adopted by REITs and would clarify a number of ambiguities contained in the Existing Articles. The new Excess Shares provisions are set forth in Sections 7.2(e), 7.6 and 7.7 of the Restated Articles and certain conforming changes have been made to the definition of "Equity Shares" in Section 1.5 and to Sections 3.2(d), 3.2(g) and 3.2(s) of the Restated Articles.

     (ii) Clarification of Certain Provisions to Reflect how the Company is Authorized to Conduct its Business.

     A number of the provisions of the Existing Articles did not accurately reflect how the Company is authorized to conduct its business and, therefore, needed to be modified.

     First, the definition of "Line of Credit" in Section 1.5 of the Existing Articles did not reflect the amount of the present maximum lines of credit authorized by the Board, nor the fact that the Board is authorized to increase such amount and use such funds for any authorized purpose. Accordingly, the definition of "Line of Credit" is being amended as follows:


          ""Line of Credit" means one or more lines of credit in an aggregate amount up to $350,000,000 (or such greater amount as shall be approved by the Board of Directors), the proceeds of which will be used to acquire Properties and make Mortgage Loans and Secured Equipment Leases and for any other authorized purpose."



     The modification of the definition of "Line of Credit" will clarify that any fees payable from or with respect to the line of credit will include all amounts under any lines of credit authorized by the Board, subject to compliance with the other provisions of the Restated Articles.

     In addition, the definition of "Property" or "Properties" in Section 1.5 in the Existing Articles, did not reflect that the Company is authorized not only to purchase properties directly or indirectly through joint ventures and partnerships, but that it is also authorized to purchase properties indirectly by buying interests in other legal entities, such as by purchasing stock in corporations which own properties. Accordingly, the definition of "Property" or "Properties" has been amended as follows:


          ""Property" or "Properties" means interests in (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only; any of which are acquired by the Company, either directly or indirectly through joint ventures, partnerships, or other legal entities."


     The effect of this change will be to make it clear that the Company can acquire properties in these or other manners and that the Company can incur the same debt and pay the same types of fees and expenses in connection with its investments, regardless of the type of legal entity in which the Company invests.

     The Company is authorized to sell Shares at whatever price it deems appropriate. The definition of "Gross Proceeds" in Section 1.5 was amended to make it clear that Gross Proceeds includes the full amount of the offering price of Shares being sold by the Company, regardless of whether they are sold for $10.00 per share.

          ""Gross Proceeds" means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full offering price of the Shares."


     The effect of this change will be to make it clear that the Company calculates fees paid to the Advisor and Affiliates based on the actual share price, whether it is more or less than $10.00.

     The definition of "Shares" was changed, as follows, to reflect that the Company is authorized to issue more than the 16,500,000 shares originally referenced in the Existing Articles.


          ""Shares" means the Common Shares of the Company."



     (iii) Inclusion of certain provisions to the Articles of Incorporation from the Company's current prospectus.

     The Company conducts offerings that are subject to registration under state securities laws. Pursuant to the request of certain state securities bureaus, the Board is proposing to the Company's Stockholders that the Existing Articles be amended to incorporate certain provisions that are already contained in the Company's current prospectus. These provisions relate to stockholder suitability (Section 8.1 of the Restated Articles), the distribution reinvestment plan (Section 8.9 of the Restated Articles) and restrictions on the ability of the Advisor to receive a Subordinated Incentive Fee if the Company lists its securities on the Pink Sheets or the OTC Bulletin Board (Section 4.8 of the Restated Articles). In addition, the Restated Articles reflect a number of ministerial clarifications. These clarifications include necessary changes to numbering, lettering and cross-references throughout the Existing Articles and are reflected in the Restated Articles.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 2003, the number and percentage of outstanding shares of common stock, par value $0.01 per share, beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, by each executive officer, and by all executive officers and directors as a group, based upon information furnished to the Company by such stockholders, executive officers and directors.

Name and Address                      Number of Shares
of Beneficial Owner                  Beneficially Owned       Percent of Class
-------------------                  ------------------       ----------------

Charles E. Adams                              0                       -
One Peach Lane
Ft. Mill, SC 29716

Robert A. Bourne                              0                       -
450 South Orange Avenue
Orlando, FL 32801

Lawrence A. Dustin                            0                       -
7373 N. Cicero Avenue
Chicago, IL 60712-1613

John A. Griswold                              0                       -
450 South Orange Avenue
Orlando, FL 32801

Thomas J. Hutchison III                       0                       -
450 South Orange Avenue
Orlando, FL 32801

Matthew W. Kaplan                        545,786 (1)                 (3)
1251 Avenue of the Americas
51st Floor New York, NY 10020

Craig M. McAllaster                           0                       -
1000 Holt Avenue - 2722
Winter Park, FL 32789-4499

Charles A. Muller                         1,000 (2)                  (3)
450 South Orange Avenue
Orlando, FL 32801

Name and Address                      Number of Shares
of Beneficial Owner                  Beneficially Owned       Percent of Class
-------------------                  ------------------       ----------------

Lynn E. Rose                                  0                       -
450 South Orange Avenue
Orlando, FL 32801

James M. Seneff, Jr.                      980,913 (4)                (3)
450 South Orange Avenue
Orlando, FL 32801

C. Brian Strickland                          0                        -
450 South Orange Avenue
Orlando, FL 32801

All directors and executive
officers as a group (11 persons)          1,527,699                  1.1%

(1) Represents shares held by Five Arrows Realty Securities II, LLC, a Delaware limited liability company whose managing member, Rothschild Realty Investors II, LLC, has appointed Mr. Kaplan, among others, as a manager of Five Arrows Realty Securities, II, LLC. Mr. Kaplan disclaims beneficial ownership of such shares.

(2) Represents shares held by Mr. Muller as an individual.

(3) Less than one percent.

(4) Represents 20,000 shares held by the Advisor, of which Mr. Seneff is a director, and 960,913 shares issuable upon exercise of warrants by CNL Securities Corp., of which Mr. Seneff is a director. These warrants may be reallowed to other unrelated broker dealer firms in accordance with the terms of the offering they relate to. Mr. Seneff and his spouse share beneficial ownership of the Advisor and CNL Securities Corp. through their ownership of CNL Financial Group, Inc., which they hold through ownership of its parent company, CNL Holdings, Inc. The Advisor is a majority owned subsidiary of CNL Financial Group, Inc. and CNL Securities Corp. is a wholly owned subsidiary of CNL Financial Group, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

     Based solely upon a review of Section 16(a) reports furnished to the Company for 2002, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 2002, with the exception of the transaction described in the preceding paragraph.

INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of and approval by the Board, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. Stockholders are not being asked to approve such selection because such approval is not required. PricewaterhouseCoopers LLP also served as the Company's independent certified public accountants for the year ended December 31, 2002.

     A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

AUDIT FEES

     During the year ended December 31, 2002, the Company incurred audit fees of approximately $185,000 payable to PricewaterhouseCoopers LLP. These fees include professional services rendered in connection with the audit of the Company's annual financial statements and quarterly reviews of financial statements contained in Forms l0-Q for the year ended December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by PricewaterhouseCoopers LLP during the year ended December 31, 2002, relating to financial information systems design and implementation.

ALL OTHER FEES

     PricewaterhouseCoopers LLP has also been engaged by the Company to perform tax compliance services, services related to reporting to the Commission and professional services related to the acquisition of properties. During the year ended December 31, 2002, the Company incurred a total of $59,920 of such fees.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described under this caption "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP. Accordingly, the Audit Committee determined that the matters above do not compromise the independence of PricewaterhouseCoopers LLP as the Company's independent accountants.

OTHER MATTERS

     As of the date of this proxy statement, the Board does not know of any matters to be presented at the Annual Meeting other than those stated above. If any other business should come before the Annual Meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

     Under federal law, any stockholder proposal not relating to the election of directors requested to be considered for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting of Stockholders to be held in 2004 and in respect of which the Company is being asked to take action must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than January 5, 2004.

     Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to properly present other business at an Annual Meeting of Stockholders. These procedures provide that stockholders desiring to nominate directors and/or to properly present a subject of business for consideration at a meeting must do so by written notice timely received by the corporate secretary of the Company. With respect to proposals for the 2004 Annual Meeting, the corporate secretary of the Company must receive notice of any such proposal no earlier than March 16, 2004, and no later than April 15, 2004.

     The Company encourages all stockholders to promptly vote via internet, telephone, or by signing and returning the enclosed proxy card to avoid costly solicitation. By exercising your right to vote via internet or telephone, you greatly increase the efficiency of the vote tabulation process.

                                   By Order of the Board of Directors,

                                   /s/ Lynn E. Rose
                                   -----------------------------
                                   Lynn E. Rose
                                   Corporate Secretary
April 30, 2003
Orlando, Florida

                                                    EXHIBIT A TO PROXY STATEMENT


                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                        CNL HOSPITALITY PROPERTIES, INC.


     CNL Hospitality Properties, Inc., a Maryland corporation having its principal office at 300 East Lombard Street, Baltimore, Maryland 21202 (hereinafter, the "Company"), hereby certifies to the Department of Assessments and Taxation of the State of Maryland, that:

     FIRST: The Company desires to amend and restate its articles of incorporation as currently in effect.

     SECOND: The provisions of the Amended and Restated Articles of Incorporation dated July 8, 1997, as amended, which are now in effect and as amended hereby, in accordance with the Maryland General Corporation Law
(the "MGCL"), are as follows:

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                        CNL HOSPITALITY PROPERTIES, INC.

                               * * * * * * * * * *

                                    ARTICLE I

                            THE COMPANY; DEFINITIONS


     SECTION 1.1.
Name.  The name of the corporation (the "Company") is:

                        CNL Hospitality Properties, Inc.

     So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word "Company" wherever used in these Articles of Amendment and Restatement of CNL Hospitality Properties, Inc. (these "Articles of Incorporation"), except where the context otherwise requires) shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

     Under circumstances in which the Directors determine that the use of the name "CNL Hospitality Properties, Inc." is not practicable, they may use any other designation or name for the Company.

     SECTION 1.2.
Resident Agent. The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The principal office address is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

     SECTION 1.3.
Nature of Company. The Company is a Maryland corporation within the meaning of the MGCL.

     SECTION 1.4.
Purposes. The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property; (ii) to engage in the business of offering furniture, fixture, and equipment financing to operators of Restaurant Chains and Hotel Chains; (iii) to engage in the business of offering mortgage financing secured by Real Property; and (iv) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

     SECTION 1.5.
Definitions. As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article VII hereof are defined in Section 7.6(a) hereof):

     "Acquisition Expenses" means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection or acquisition of any Property or the making of any Mortgage Loan, whether or not acquired, including, without limitation, legal fees and expenses, travel and communication expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance.

     "Acquisition Fees" means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person or entity to any other Person or entity (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgage Loans or the purchase, development or construction of a Property, including, without limitation, real estate commissions, acquisition fees, finder's fees, selection fees, development fees, construction fees, nonrecurring management fees, consulting fees, loan fees, points, the Secured Equipment Lease Servicing Fee, or any other fees or commissions of a similar nature. Excluded shall be development fees and construction fees paid to any Person or entity not affiliated with the Advisor in connection with the actual development and construction of any Property.

     "Advisor" or "Advisors" means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions.

     "Advisory Agreement" means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

     "Affiliate" or "Affiliated" means, as to any individual, corporation, partnership, trust or other association (other than the Excess Shares Trust),
(i) any Person or entity directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with another Person or entity; (ii) any Person or entity, directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person or entity; (iii) any officer, director, partner or trustee of such Person or entity; (iv) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person; and (v) if such other Person or entity is an officer, director, partner, or trustee of a Person or entity, the Person or entity for which such Person or entity acts in any such capacity.

     "Asset Management Fee" means the fee payable to the Advisor for day-to-day professional management services in connection with the Company and its investments in Properties, and Mortgage Loans pursuant to the Advisory Agreement.

     "Assets" means Properties, Mortgage Loans and Secured Equipment Leases, collectively.

     "Average Invested Assets" means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

     "Bylaws" means the bylaws of the Company, as the same are in effect from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

     "Company Property" means any and all property, real, personal or otherwise, tangible or intangible, including Secured Equipment Leases and Mortgage Loans, which is transferred or conveyed to the Company (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Company.

     "Competitive Real Estate Commission" means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property. The total of all real estate commissions paid by the Company to all Persons (including the subordinated real estate disposition fee payable to the Advisor) in connection with any Sale of one or more of the Company's Properties shall not exceed the lesser of (i) a Competitive Real Estate Commission or (ii) six percent (6%) of the gross sales price of the Property or Properties.

     "Directors," "Board of Directors" or "Board" means, collectively, the individuals named in Section 2.4 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

     "Distributions" means any distributions of money or other property, pursuant to Section 7.2(d) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes. The Company will make no distributions other than distributions of money or readily marketable securities unless the requirements of Section 7.2(d) hereof are satisfied.

     "Equipment" shall mean the furniture, fixtures and equipment used at Restaurant Chains and Hotel Chains.

     "Equity Shares" means shares of capital stock of the Company of any class or series (other than Excess Shares). The use of the term "Equity Shares" or any term defined by reference to the term "Equity Shares" shall refer to the particular class or series of capital stock of the Company which is appropriate under the context.

     "Gross Proceeds" means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, the marketing support and due diligence expense reimbursement fee or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Managing Dealer or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full offering price of the Shares.

     "Hotel Chains" means the national and regional hotel chains, primarily limited service, extended stay and full service hotel chains, to be selected by the Advisor, and who themselves or their franchisees will either (i) lease Properties purchased by the Company, (ii) become borrowers under Mortgage Loans, or (iii) become lessees or borrowers of Secured Equipment Leases.

     "Independent Director" means a Director who is not, and within the last two
(2) years has not been, directly or indirectly associated with the Advisor by virtue of (i) ownership of an interest in the Advisor or its Affiliates, (ii) employment by the Advisor or its Affiliates, (iii) service as an officer or director of the Advisor or its Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts advised by the Advisor, or
(vi) maintenance of a material business or professional relationship with the Advisor or any of its Affiliates. An indirect relationship shall include circumstances in which a Director's spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and Affiliates exceeds five percent (5%) of either the Director's annual gross revenue during either of the last two (2) years or the Director's net worth on a fair market value basis.

     "Independent Expert" means a Person or entity with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

     "Initial Public Offering" means the offering and sale of Equity Shares of the Company pursuant to the Company's first effective registration statement covering such Common Shares filed under the Securities Act of 1933, as amended.

     "Invested Capital" means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company's plan for redemption of Shares.

     "Joint Ventures" means those joint venture or general partnership arrangements in which the Company is a co-venturer or general partner which are established to acquire Properties.

     "Leverage" means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

     "Line of Credit" means one or more lines of credit in an aggregate amount up to $350,000,000 (or such greater amount as shall be approved by the Board of Directors), the proceeds of which will be used to acquire Properties and make Mortgage Loans and Secured Equipment Leases and for any other authorized purpose.

     "Listing" means the listing of the Shares of the Company on a national securities exchange or over-the-counter market.

     "Managing Dealer" means CNL Securities Corp., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the managing dealer for the offering. CNL Securities Corp. is a member of the National Association of Securities Dealers, Inc.

     "MGCL" means the Maryland General Corporation Law as contained in the Corporations and Associations Article of the Annotated Code of Maryland.

     "Mortgage Loans" means, in connection with mortgage financing provided by the Company, notes or other evidences of indebtedness or obligations which are secured or collateralized by real estate owned by the borrowers.

     "Mortgages" means mortgages, deeds of trust or other security interests on or applicable to Real Property.

     "NASAA REIT Guidelines" means the guidelines for Real Estate Investment Trusts published by the North American Securities Administrators Association.

     "Net Assets" means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

     "Net Income" means for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves;

provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company's assets.

     "Net Sales Proceeds" means in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of all real estate commissions and closing costs paid by the Company. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of any legal and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture. In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of all commissions and closing costs paid by the Company. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby and reinvested in one or more Properties within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include, in the case of any lease of a Property consisting of a building only, any Mortgage Loan or any Secured Equipment Lease, any amounts from tenants, borrowers or lessees that the Company determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include, as determined by the Company in its sole discretion, any amounts reinvested in one or more Properties, Mortgage Loans, Secured Equipment Leases or other assets, to repay outstanding indebtedness, or to establish reserves.

     "Operating Expenses" mean all costs and expenses incurred by the Company, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to Company business, including
(a) advisory fees, (b) the Soliciting Dealer Servicing Fee, (c) the Asset Management Fee, (d) the Performance Fee, and (e) the Subordinated Incentive Fee, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Advisor's subordinated ten percent (10%) share of Net Sales Proceeds, and (vi) Acquisition Fees and Acquisition Expenses, real estate commissions on the Sale of property, and other expenses connected with the acquisition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

     "Organizational and Offering Expenses" means any and all costs and expenses, other than Selling Commissions, the 0.5% marketing support and due diligence expense reimbursement fee, and the Soliciting Dealer Servicing Fee incurred by the Company, the Advisor or any Affiliate of either in connection with the formation, qualification and registration of the Company and the marketing and distribution of Shares, including, without limitation, the following: legal, accounting and escrow fees; printing, amending, supplementing, mailing and distributing costs; filing, registration and qualification fees and taxes; telegraph and telephone costs; and all advertising and marketing expenses, including the costs related to investor and broker-dealer sales meetings. The Organizational and Offering Expenses paid by the Company in connection with formation of the Company, together with all Selling Commissions, the 0.5% marketing support and due diligence reimbursement fee, and the Soliciting Dealer Servicing Fee incurred by the Company, will not exceed thirteen percent (13%) of the proceeds raised in connection with such offering.

     "Performance Fee" means the fee payable to the Advisor under certain circumstances if certain performance standards have been met and the Subordinated Incentive Fee has not been paid.

     "Permanent Financing" means financing to acquire Assets, to pay the Secured Equipment Lease Servicing Fee, to pay a fee of 4.5% of any Permanent Financing, excluding amounts to fund Secured Equipment Leases, as Acquisition Fees, and refinance outstanding amounts on the Line of Credit.

     "Person" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include (i) an underwriter that participates in a public offering of Equity Shares for a period of sixty (60) days following the initial purchase by such underwriter of such Equity Shares in such public offering, or (ii) CNL Real Estate Advisors, Inc., during the period ending December 31, 1997, provided that the foregoing exclusions shall apply only if the ownership of such Equity Shares by an underwriter or CNL Real Estate Advisors, Inc. would not cause the Company to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Company to fail to qualify as a REIT.

     "Property" or "Properties" means interests in (i) the real properties, including the buildings located thereon, (ii) the real properties only, or (iii) the buildings only; any of which are acquired by the Company, either directly or indirectly through joint ventures, partnerships, or other legal entities.

     "Prospectus" means the same as that term is defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

     "Real Estate Asset Value" or "Contract Purchase Price" means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property, exclusive of Acquisition Fees and Acquisition Expenses.

     "Real Property" or "Real Estate" means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

     "REIT" means real estate investment trust as defined pursuant to Sections 856 through 860 of the Code.

     "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

     "Restaurant Chains" means the national and regional restaurant chains, primarily fast-food, family-style, and casual-dining chains, to be selected by the Advisor, and who themselves or their franchisees will either (i) lease Properties purchased by the Company, (ii) become borrowers under Mortgage Loans or (iii) become lessees or borrowers of Secured Equipment Leases.

     "Roll-Up Entity" means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

     "Roll-Up Transaction" means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.

     "Sale" or "Sales" (i) means any transaction or series of transactions whereby: (A) the Company sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of the building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all of the interest of the Company in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company as a co-venturer or partner sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company sells, grants, conveys, or relinquishes its interest in any Mortgage Loan, Secured Equipment Lease, or other asset, or portion thereof, including any event with respect to any Mortgage Loan, Secured Equipment Lease or other asset which gives rise to a significant amount of insurance proceeds or similar awards, but (ii) shall not include any transaction or series of transactions specified in clause (i)(A),
(i)(B), or (i)(C) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Properties within one hundred eighty
(180) days thereafter.

     "Secured Equipment Leases" means the Equipment financing made available by the Company to operators of Restaurant Chains and Hotel Chains pursuant to which the Company will finance, through loans or direct financing leases, the Equipment.

     "Secured Equipment Lease Servicing Fee" means the fee payable to the Advisor by the Company out of the proceeds of the Line of Credit or Permanent Financing for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease or loan.

     "Securities" means Equity Shares, Excess Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

     "Selling Commissions" means any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to CNL Securities Corp.

     "Shares" means the Common Shares of the Company.

     "Soliciting Dealer Servicing Fee" means an annual fee of .20% of Invested Capital on December 31 of each year following the year in which the offering of the Shares terminates, payable to the Managing Dealer, which in turn may reallow all or a portion of such fee to the Soliciting Dealers whose clients hold Shares on such date.

     "Soliciting Dealers" means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Managing Dealer to sell Shares.

     "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

          a. taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

          b. receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

          c. having a substantial number of relationships and contacts with the Company;

          d. possessing significant rights to control Company properties;

          e. receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

          f. providing goods or services to the Company on a basis which was not negotiated at arms length with the Company.

     "Stock Option Plan" means a plan that provides for the matters set forth in Rule 260.140.41 of Section 25140 of the Corporations Code of California, as in effect as of the date of these Articles of Incorporation.

     "Stockholders' 8% Return," as of each date, means an aggregate amount equal to an eight percent (8%) cumulative, noncompounded, annual return on Invested Capital.

     "Stockholders" means the registered holders of the Company's Equity Shares.

     "Subordinated Incentive Fee" means the fee payable to the Advisor under certain circumstances if the Shares are listed on a national securities exchange or over-the-counter market.

     "Successor" means any successor in interest of the Company.

     "Termination Date" means the date of termination of the Advisory Agreement.

     "Total Proceeds" means Gross Proceeds plus loan proceeds from Permanent Financing, excluding loan proceeds used to finance Secured Equipment Leases.

     "Unimproved Real Property" means Property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 2.1.
Number. The number of Directors initially shall be five (5), which number may be increased or decreased from time to time by resolution of the Directors then in office or by a majority vote of the Stockholders entitled to vote: provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional directors under specified circumstances. A majority of the Board of Directors will be Independent Directors except for a period of 90 days after the death, removal or resignation of an Independent Director. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the Directors. Any other vacancy will be filled at any annual meeting or at any special meeting of the Stockholders called for that purpose, by a majority of the Common Shares present in person or by proxy and entitled to vote. For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

     SECTION 2.2.
Experience. A Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

     SECTION 2.3.
Committees. Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion, provided that the majority of the members of each committee are Independent Directors.

     SECTION 2.4.
Initial Board; Term. The initial Directors are James M. Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, J. Joseph Kruse and Richard C. Huseman. Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

     The names and address of the initial Directors are as follows:

Name                                           Address
----                                           -------
James M. Seneff, Jr.                           400 E. South Street
                                               Orlando, Florida 32801
Robert A. Bourne                               400 E. South Street
                                               Orlando, Florida 32801
G. Richard Hostetter                           400 E. South Street
                                               Orlando, Florida 32801
J. Joseph Kruse                                400 E. South Street
                                               Orlando, Florida 32801
Richard C. Huseman                             400 E. South Street
                                               Orlando, Florida 32801

     SECTION 2.5.
Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

     SECTION 2.6.
Approval by Independent Directors. A majority of the Independent Directors must approve all matters to which Sections 2.1, 3.2(g) and (l), 3.3, 4.1, 4.2, 4.6, 4.7, 4.8, 4.10, 4.13, 5.2, 5.4(m) and (n), 6.3, 6.4, 8.2, 8.3, 9.2 and 9.4
herein apply.

     SECTION 2.7.
Resignation, Removal or Death. Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

     SECTION 2.8.
Business Combination Statute. Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

     SECTION 2.9.
Control Share Acquisition Statute. Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

                                   ARTICLE III

                               POWERS OF DIRECTORS

     SECTION 3.1.
General. Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by these Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in this Article III and Article V hereof and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. A majority of the Board of Directors, including a majority of Independent Directors, hereby ratify these Articles of Incorporation, which shall be construed with a presumption in favor of the grant of power and authority to the Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of these Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

     SECTION 3.2.
Specific Powers and Authority. Subject only to the express limitations herein, and in addition to all other powers and authority conferred by these Articles of Incorporation or by law, the Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

          (a) Investments. Subject to Article V and Section 9.5 hereof, to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

          (b) REIT Qualification. The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board of Directors determines, by vote of at least two-thirds (2/3) of the Directors, that it no longer is in the best interests of the Company to qualify as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the Stockholders of the Company pursuant to Section 8.3.

          (c) Sale, Disposition and Use of Company Property. Subject to Article V and Sections 9.5 and 10.3 hereof, the Board of Directors shall have the authority to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or the Directors) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

          (d) Financings. To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Directors determine; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company's Leverage, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, may not exceed 300% of Net Assets. Any excess in borrowing over such 300% level shall occur only with approval by a majority of the Independent Directors and will be discussed and explained to Stockholders in the first quarterly report of the Company prepared after such approval occurs.

          (e) Lending. Subject to the provisions of Section 9.5 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

          (f) Secured Equipment Leases. To engage in the business of offering furniture, fixture, and equipment financing to the operators of Restaurant Chains and other businesses, provided, however, that the Company shall use its best efforts to ensure that the total value of Secured Equipment Leases, in the aggregate will not exceed 25% of the Company's total assets and that Secured Equipment Leases to a single lessee or borrower, in the aggregate, will not exceed 5% of the Company's total assets.

          (g) Issuance of Securities. Subject to the provisions of Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company; and to acquire Excess Shares from the Excess Shares Trust pursuant to Section 7.7(j).

          (h) Expenses and Taxes. To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of these Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company, and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

          (i) Collection and Enforcement. To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company's affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

          (j) Deposits. To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

          (k) Allocation; Accounts. To determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders' equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

          (l) Valuation of Property. To determine the value of all or any part of the Company Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

          (m) Ownership and Voting Powers. To exercise all of the rights, powers, options and privileges pertaining to the ownership of any Mortgages, Securities, Real Estate, Secured Equipment Leases and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

          (n) Officers, Etc.; Delegation of Powers. To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company's Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 9.5 hereof, any Director and Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Directors or as their attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

          (o) Associations. Subject to Section 9.5 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

          (p) Reorganizations, Etc. Subject to Sections 10.2 and 10.3 hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

          (q) Insurance. To purchase and pay for out of Company Property insurance policies insuring the Stockholders, Company and the Company Property against any and all risks, and insuring the Directors, Advisors and Affiliates of the Company individually (each an "Insured") against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 9.2 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board of Directors' power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines.

          (r) Distributions. To declare and pay dividends or other Distributions to Stockholders, subject to the provisions of Section 7.2 hereof.

          (s) Discontinue Operations; Bankruptcy. To discontinue the operations of the Company (subject to Section 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

          (t) Termination of Status. To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code; provided, however, that the Board of Directors shall take no action to terminate the Company's status as a real estate investment trust under the REIT Provisions of the Code until such time as (i) the Board of Directors adopts a resolution recommending that the Company terminate its status as a real estate investment trust under the REIT Provisions of the Code, (ii) the Board of Directors presents the resolution at an annual or special meeting of the Stockholders and
(iii) such resolution is approved by the holders of a majority of the issued and outstanding Common Shares.

          (u) Fiscal Year. Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

          (v) Seal. To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

          (w) Bylaws. To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of these Articles of Incorporation, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders.

          (x) Listing Shares. To cause the Listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than ten (10) years after completion of the offering.

          (y) Further Powers. To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of these Articles of Incorporation, even if such powers are not specifically provided hereby.

     SECTION 3.3.
Determination of Best Interest of Company. In determining what is in the best interest of the Company, a Director shall consider the interests of the Stockholders of the Company and, in his or her sole and absolute discretion, may consider (i) the interests of the Company's employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests, and (iv) the long-term as well as short-term interests of the Company and its Stockholders, including the possibility that these interests may be best served by the continued independence of the Company.

                                   ARTICLE IV
                                     ADVISOR

     SECTION 4.1.
Appointment and Initial Investment of Advisor. The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor is the holder of 20,000 Shares, representing an initial investment of $200,000. The Advisor or any Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the 20,000 Shares to other Affiliates.

     SECTION 4.2.
Supervision of Advisor. The Directors shall evaluate the performance of the Advisor before entering into or renewing an advisory contract and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Directors.

     The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such procedures, operations and programs are in the best interests of the Stockholders and are fulfilled.

     The Board of Directors is also responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are in the best interests of the Stockholders. In addition, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. A majority of the Independent Directors also will be responsible for reviewing the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services to be performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as the Net Assets and Net Income of the Company, the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Company's portfolio, the success of the Advisor in generating opportunities that meet the investment objectives of the Company, rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business, the quality and extent of service and advice furnished by the Advisor, the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account. The Independent Directors also shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

         SECTION 4.3.
Fiduciary Obligations. The Advisor has a fiduciary responsibility to the Company and to the Stockholders.


         SECTION 4.4.
Affiliation and Functions. The Directors, by resolution or in the Bylaws, may provide guidelines, provisions, or requirements concerning the affiliation and functions of the Advisor.

         SECTION 4.5.
Termination. Either a majority of the Independent Directors or the Advisor may terminate the advisory contract on sixty (60) days' written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

         SECTION 4.6.
Real Estate Commission on Sale of Property. The Company shall pay the Advisor a deferred, subordinated real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of a Competitive Real Estate Commission, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee shall be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties and shall be subordinated to receipt by the

Stockholders of Distributions equal to the sum of (i) their aggregate Stockholders' 8% Return and (ii) their aggregate Invested Capital. If, at the time of a Sale, payment of such disposition fee is deferred because the subordination conditions have not been satisfied, then the disposition fee shall be paid at such later time as the subordination conditions are satisfied. Upon Listing, if the Advisor has accrued but not been paid such real estate disposition fee, then for purposes of determining whether the subordination conditions have been satisfied, Stockholders will be deemed to have received a Distribution in the amount equal to the product of the total number of Shares outstanding and the average closing price of the Shares over a period, beginning 180 days after Listing, of 30 days during which the Shares are traded.

     SECTION 4.7.
Subordinated Share of Net Sales Proceeds. The Company shall pay the Advisor a deferred, subordinated share from Sales of assets of the Company, whether or not in liquidation of the Company, equal to 10% of Net Sales Proceeds remaining after receipt by the Stockholders of Distributions equal to the sum of (i) the Stockholders' 8% Return and (ii) 100% of Invested Capital. Following Listing, no share of Net Sales Proceeds will be paid to the Advisor.

     SECTION 4.8.
Incentive Fees.

          (a) At such time, if any, as Listing occurs (other than on the Pink Sheets or the OTC Bulletin Board), the Advisor shall be paid the Subordinated Incentive Fee in an amount equal to ten percent (10%) of the amount by which (i) the market value of the Company (as defined below) plus the total Distributions paid to Stockholders from the Company's inception until the date of Listing exceeds (ii) the sum of (A) one hundred percent (100% ) of Invested Capital and
(B) the total Distributions required to be paid to the Stockholders in order to pay the Stockholders' 8% Return from inception through the date the market value is determined. For purposes of calculating the Subordinated Incentive Fee, the market value of the Company shall be the average closing price or average of bid and asked price, as the case may be, over a period of thirty (30) days during which the Shares are traded with such period beginning one hundred eighty (180) days after Listing. In the case of multiple Advisors, Advisors and any Affiliate shall be allowed incentive fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to Company assets by each respective Advisor or any Affiliate. The Subordinated Incentive Fee will be reduced by the amount of any prior payment to the Advisor of a deferred, subordinated share of Net Sales Proceeds from Sales of assets of the Company.

          (b) In no event shall the Company pay a single Advisor both the Subordinated Incentive Fee and the Performance Fee.

          (c) In the event that the Company becomes a perpetual life entity, which will occur if the Shares become listed on a national securities exchange or over-the-counter market, the Company and the Advisor will negotiate in good faith a fee structure appropriate for an entity with a perpetual life, subject to approval by a majority of the Independent Directors. In negotiating a new fee structure, the Independent Directors shall consider all of the factors they deem relevant. These are expected to include, but will not necessarily be limited to:
(i) the amount of the advisory fee in relation to the asset value, composition, and profitability of the Company's portfolio; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company;
(iii) the rates charged to other REITs and to investors other than REITs by Advisors that perform the same or similar services; (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, and number and frequency of problem investments; and
(vii) the quality of the Property portfolio of the Company in relationship to the investments generated by the Advisor for its own account. The Board of Directors, including a majority of the Independent Directors, may not approve a new fee structure that, in its judgment, is more favorable to the Advisor than the current fee structure.

     SECTION 4.9.
Performance Fee. Upon termination of the Advisory Agreement, the Advisor shall be entitled to receive a Performance Fee if performance standards satisfactory to a majority of the Board of Directors, including a majority of the Independent Directors, when compared to (a) the performance of the Advisor in comparison with its performance for other entities; and (b) the performance of other advisors for similar entities, have been met. If Listing has not occurred, the Performance Fee, if any, shall equal ten percent (10%) of the amount, if any, by which (i) the appraised value of the assets of the Company on the Termination Date, less the amount of all indebtedness secured by such assets, plus the total Distributions paid to Stockholders from the Company's inception through the Termination Date, exceeds (ii) Invested Capital plus an amount equal to the Stockholders' 8% Return from inception through the Termination Date. The Advisor shall be entitled to receive all accrued but unpaid compensation and expense reimbursements in cash within thirty (30) days of the Termination Date. All other amounts payable to the Advisor in the event of a termination shall be evidenced by a promissory note and shall be payable from time to time. The Performance Fee shall be paid in twelve (12) equal quarterly installments without interest on the unpaid balance, provided, however, that no payment will be made in any quarter in which such payment would jeopardize the Company's REIT status, in which case any such payment or payments will be delayed until the next quarter in which payment would not jeopardize REIT status. Notwithstanding the preceding sentence, any amounts which may be deemed payable at the date the obligation to pay the Performance Fee is incurred which relate to the appreciation of the Company's assets shall be an amount which provides compensation to the terminated Advisor only for that portion of the holding period for the respective assets during which such terminated Advisor provided services to the Company. Upon Listing, the Performance Fee, if any, payable thereafter will be as negotiated between the Company and the Advisor. The Advisor shall not be entitled to payment of the Performance Fee in the event the Advisory Agreement is terminated because of failure of the Company and the Advisor to establish a fee structure appropriate for a perpetual-life entity at such time, if any, as the Shares become listed on a national securities exchange or over the counter market. The Performance Fee, to the extent payable at the time of Listing, will not be paid in the event that the Subordinated Incentive Fee is paid.

         SECTION 4.10.
Acquisition Fee and Acquisition Expenses. The Company shall pay the Advisor a fee in the amount of 4.5% of Total Proceeds as Acquisition Fees. Acquisition Fees shall be reduced to the extent that, and if necessary to limit, the total compensation paid to all persons involved in the acquisition of any Property to the amount customarily charged in arms-length transactions by other persons or entities rendering similar services as an ongoing public activity in the same geographical location and for comparable types of Properties, and to the extent that other acquisition fees, finder's fees, real estate commissions, or other similar fees or commissions are paid by any person in connection with the transaction. The Company shall reimburse the Advisor for Acquisition Expenses incurred in connection with the initial selection and acquisition of Properties, provided that reimbursement shall be limited to the actual cost of goods and services used by the Company and obtained from entities not affiliated with the Advisor, or the lesser of the actual cost or 90% of the competitive rate charged by unaffiliated persons providing similar goods and services in the same geographic location for goods or services provided by the Advisor or its Affiliates. The total of all Acquisition Fees and any Acquisition Expenses shall be reasonable and shall not exceed an amount equal to six percent (6%) of the Real Estate Asset Value or the Contract Purchase Price of a Property, or in the case of a Mortgage Loan, six percent (6%) of the funds advanced, unless a majority of the Board of Directors, including a majority of the Independent Directors not otherwise interested in the transaction, approves fees in excess of these limits subject to a determination that the transaction is commercially competitive, fair and reasonable to the Company.

         SECTION 4.11.
Asset Management Fee. The Company shall pay the Advisor a monthly Asset Management Fee in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value and the outstanding principal amount of any Mortgage Loans, as of the end of the preceding month. Specifically, Real Estate Asset Value equals the amount invested in the Properties wholly owned by the Company, determined on the basis of cost, plus, in the case of Properties owned by any Joint Venture or partnership in which the Company is a co-venturer or partner, the portion of the cost of such Properties paid by the Company, exclusive of Acquisition Fees and Acquisition Expenses. The Asset Management Fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine.

         SECTION 4.12.
Secured Equipment Lease Servicing Fee. The Company shall pay the Advisor a fee out of the proceeds of the Line of Credit or Permanent Financing for negotiating Secured Equipment Leases and supervising the Secured Equipment Lease program equal to 2% of the purchase price of the Equipment subject to each Secured Equipment Lease and paid upon entering into such lease or loan.

         SECTION 4.13.
Reimbursement for Operating Expenses. The Company shall not reimburse the Advisor at the end of any fiscal quarter for Operating Expenses that, in the four consecutive fiscal quarters then ended (the "Expense Year") exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the "2%/25% Guidelines") for such year. Within 60 days after the end of any fiscal quarter of the Company for which total Operating Expenses for the Expense Year exceed the 2%/25% Guidelines, the Advisor shall reimburse the Company the amount by which the total Operating Expenses paid or incurred by the Company exceed the 2%/25% Guidelines.

                                    ARTICLE V
                      INVESTMENT OBJECTIVES AND LIMITATIONS

     SECTION 5.1.
Investment Objectives. The Company's primary investment objectives are to preserve, protect, and enhance the Company's assets; while (i) making Distributions commencing in the initial year of Company operations; (ii) obtaining fixed income through the receipt of base rent, and increasing the Company's income (and Distributions) and providing protection against inflation through automatic increases in base rent and receipt of percentage rent, and obtaining fixed income through the receipt of payments on Mortgage Loans and Secured Equipment Leases; (iii) qualifying and remaining qualified as a REIT for federal income tax purposes; and (iv) providing Stockholders of the Company with liquidity of their investment within five (5) to ten (10) years after commencement of the offering, either in whole or in part, through (a) Listing, or, (b) if Listing does not occur within ten (10) years after commencement of the offering, the commencement of orderly Sales of the Company's assets (outside the ordinary course of business and consistent with its objective of qualifying as a REIT) and distribution of the proceeds thereof. The sheltering from tax of income from other sources is not an objective of the Company. Subject to Section 3.2(b) hereof and to the restrictions set forth herein, the Directors will use their best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code; provided, however, no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section
9.2 hereof.

     SECTION 5.2.
Review of Objectives. The Independent Directors shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

     SECTION 5.3.
Certain Permitted Investments.

          (a) The Company may invest in Properties including, but not limited to, Properties to be leased to operators of Restaurant Chains and Hotel Chains in various locations across the United States.

          (b) The Company may invest in Joint Ventures with the Advisor, one or more Directors or any Affiliate, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

          (c) The Company may invest in equity securities, and Mortgage Loans, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

          (d) The Company may offer Secured Equipment Leases to operators of Restaurant Chains and Hotel Chains provided that a majority of Directors (including a majority of Independent Directors) approve the Secured Equipment Leases as being fair, competitive and commercially reasonable.

         SECTION 5.4.

Investment Limitations. In addition to other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

          (a) Not more than 10% of the Company's total assets shall be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real property" does not include any Property or Real Estate under construction, under contract for development or planned for development within one year.

          (b) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to interest rate futures, when used solely for hedging purposes.

          (c) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which a majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Advisor, Directors, or Affiliates, such appraisal of the underlying property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Company's records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

          (d) The Company shall not make or invest in mortgage loans, including construction loans, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Company" shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

          (e) The Company shall not invest in indebtedness ("Junior Debt") secured by a mortgage on real property which is subordinate to the lien or other indebtedness ("Senior Debt"), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such mortgage loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company's Net Assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation).

          (f) The Company shall not engage in any short sale, or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%, except that such borrowing limitation shall not apply to a first mortgage trust. "Asset Coverage," for the purpose of this Section 5.4(f) means the ratio which the value of the total assets of an issuer, less all liabilities and indebtedness except indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of such issuer.

          (g) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Directors or an Affiliate of the Company. In addition, the Company shall not invest in any security of any entity holding investments or engaging in activities prohibited by these Articles of Incorporation.

          (h) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company's ability to qualify and remain qualified as a REIT. Investments in entities affiliated with the Advisor, a Director, the Company or their Affiliates are subject to restrictions on Joint Venture investments.

          (i) The Company shall not issue (A) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to that certain redemption plan adopted or to be adopted by the Board of Directors on terms outlined in the section relating to Common Shares entitled "Redemption of Shares" in the Company's Prospectus relating to the Initial Public Offering); (B) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt; (C) Equity Shares on a deferred payment basis or under similar arrangements; (D) non-voting or assessable securities; (E) options, warrants, or similar evidences of a right to buy its securities (collectively, "Options") unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or (3) as part of a Stock Option Plan available to Directors, officers or employees of the Company or the Advisor. Options may not be issued to the Advisor, Director or any Affiliate thereof except on the same terms as such Options are sold to the general public. Options may be issued to persons other than the Advisor, Directors or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant. The voting rights per share of Equity Shares of the Company (other than the publicly held Equity Shares of the Company) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of the publicly held Equity Shares as the consideration paid to the Company for each privately offered Equity Share of the Company bears to the book value of each outstanding publicly held Equity Share.

          (j) The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

          (k) A majority of the Directors shall authorize the consideration to be paid for each Property, based on the fair market value of the Property. If a majority of the Independent Directors determine, or if the Property is acquired from the Advisor, a Director, or their Affiliates, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors.

          (l) The Company shall not engage in underwriting or the agency distribution of securities issued by others or in trading, as compared to investment activities.

          (m) The Company shall not invest in any foreign currency or bullion or engage in short sales.

          (n) The Company shall not issue senior securities except notes to banks and other lenders and Preferred Shares.

          (o) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Directors at least quarterly. The maximum amount of such Leverage in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed three hundred percent (300%). Any excess in Leverage over such three hundred percent (300%) level shall be approved by at least a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company, along with the justification for such excess.

          (p) Unless at least 80% of the Company's tangible assets are comprised of Properties or first mortgage loans, the Company may not incur any indebtedness which would result in an aggregate amount of indebtedness in excess of 300% of the Net Assets.

          (q) The Company may borrow money from the Advisor, Director or any Affiliate thereof, upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances. Notwithstanding the foregoing, the Advisor and its

Affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by the Advisor or its Affiliates on behalf of the Company or Joint Ventures in which the Company is a co-venturer, subject to subsection (r) below.

          (r) The Company shall not make loans to the Advisor or its Affiliates, except as provided under Section 6.4(b).

          (s) The Company shall not operate so as to be classified as an "investment company" under the Investment Company Act of 1940, as amended.

          (t) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT.

          The foregoing investment limitations may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Equity Shares.

                                   ARTICLE VI
                              CONFLICTS OF INTEREST

     SECTION 6.1.
Sales and Leases to Company. The Company may purchase a Property or Properties from the Advisor, Director, or any Affiliate upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

     SECTION 6.2.
Sales and Leases to the Advisor, Directors or Affiliates. An Advisor, Director or Affiliate may acquire or lease assets from the Company if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

     SECTION 6.3.
Multiple Programs.

          (a) Until completion of the Initial Public Offering of Shares by the Company, the Advisor and its Affiliates will not offer or sell interests in any subsequently formed public program that has investment objectives and structure similar to those of the Company and that intends to (i) invest, on a cash and/or leveraged basis, in a diversified portfolio of restaurant and hotel properties to be leased on a "triple-net" basis to operators of Restaurant Chains and Hotel Chains; (ii) offer Mortgage Loans; and (iii) offer Secured Equipment Leases. The Advisor and its Affiliates also will not purchase a property or offer or invest in a mortgage loan or secured equipment lease for any such subsequently formed public program that has investment objectives and structure similar to the Company and that intends to invest on a cash and/or leveraged basis primarily in a diversified portfolio of restaurant and hotel properties to be leased on a "triple-net" basis to operators of Restaurant Chains and Hotel Chains until substantially all (generally, eighty percent (80%) of the funds available for investment (net offering proceeds) by the Company have been invested or committed to investment. (For purposes of the preceding sentence only, funds are deemed to have been committed to investment to the extent written agreements in principle or letters of understanding are executed and in effect at any time, whether or not any such investment is consummated, and also to the extent any funds have been reserved to make contingent payments in connection with any Property, whether or not any such payments are made). Affiliates of the Advisor are currently purchasing restaurant properties and other types of properties, including furniture, fixtures, and equipment, and incurring related costs for public and private investor programs, which have investment objectives that are not identical, and/or a structure not similar to those of the Company, but which make investments that include "triple-net" leases of fast-food, family-style, and casual-dining restaurant properties and other types of properties, mortgage loans and/or in secured equipment leases. The Advisor or its Affiliates currently are and in the future may offer interests in one or more public or private programs organized to purchase properties of the type to be acquired by the Company, to offer mortgage loans and/or to offer secured equipment leases.

          (b) In the event that an investment opportunity becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, then the entity which has had the longer period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for a program if the requirements of subparagraph (a) above could not be satisfied if the program were to make the investment. In determining whether or not an investment opportunity is suitable for more than one program, the Advisor will examine such factors, among others, as the cash requirements of each program, the effect of the acquisition both on diversification of each program's investments by types of restaurants and other businesses and geographic area, and on diversification of the tenants of its properties (which also may affect the need for one of the programs to prepare or produce audited financial statements for a property or a tenant), the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor and its Affiliates, to be more appropriate for an entity other than the entity which committed to make the investment, however, the Advisor has the right to agree that the other entity affiliated with the Advisor or its Affiliates may make the investment.

     SECTION 6.4.
Other Transactions.

          (a) No goods or services will be provided by the Advisor or its Affiliates to the Company except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

          (b) The Company shall not make loans to Affiliates, except (A) to wholly owned subsidiaries of the Company, or (B) mortgage loans to Joint Ventures (and joint ventures of wholly owned subsidiaries of the Company) in which no co-venturer is the Sponsor, the Advisor, the Directors or any Affiliate of those persons or of the Company (other than a wholly owned subsidiary of the Company) as provided under Section 5.4(c). Any loans to the Company by the Advisor or its Affiliates must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

                                   ARTICLE VII
                                     SHARES

     SECTION 7.1.

Authorized Shares. The total number of shares of capital stock which the Company is authorized to issue is five hundred sixteen million (516,000,000) shares, consisting of four hundred fifty million (450,000,000) Common Shares (as defined in Section 7.6(a) and described in Section 7.2(b) hereof), three million (3,000,000) Preferred Shares (as defined in Section 7.6(a) and described in
Section 7.3 hereof) and sixty-three million (63,000,000) Excess Shares (as defined in Section 7.6(a) and described in Section 7.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

     SECTION 7.2.
Common Shares.

          (a) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

          (b) Description. Common Shares (herein so called) shall have a par value of $.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section
8.3 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors may classify or reclassify any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation of the State of Maryland amended articles in substance and form as prescribed by Title 2 of the MGCL.

          (c) Distribution Rights. The holders of Common Shares shall be entitled to receive such Distributions as may be declared by the Board of Directors of the Company out of funds legally available therefor.

          (d) Dividend or Distribution Rights. The Directors from time to time may declare and pay to Stockholders such dividends or Distributions in cash or other property as the Directors in their discretion shall determine. The Directors shall endeavor to declare and pay such dividends and Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt by any Person in whose name any Equity Shares are registered on the records of the Company or by his duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Equity Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation; or distributions of in-kind property as long as the Directors (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors' offer.

          (e) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares (including holders of Excess Shares resulting from the conversion of Common Shares pursuant to Section 7.7(a) hereof) shall be determined in accordance with applicable law. Subject to Section 7.7(f) hereof, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the conversion of Common Shares, that portion of such aggregate assets available for distribution to the Common Shares as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the conversion of Common Shares then outstanding.

          (f) Voting Rights. Except as may be provided in these Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

         SECTION 7.3.

Preferred Shares. The Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series, however, the voting rights for each share of the Preferred Shares shall not exceed voting rights which bear the same relationship to the voting rights of the Common Shares as the consideration paid to the Company for each of the Preferred Shares bears to the book value of the Common Shares on the date that such Preferred Shares are issued. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

          (c) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

          (d) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

          (e) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

          (f) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (g) Restrictions on the issuance of shares of the same series or of any other class or series.

          (h) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 7.3.

          (i) Any other relative rights, preferences and limitations on that series.

     Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

     SECTION 7.4.
General Nature of Shares. All Equity Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation, the MGCL or in the resolution creating any class or series of such shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the interest in the Company conferred by their Equity Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Equity Shares. Holders of Equity Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

     SECTION 7.5.
No Issuance of Share Certificates. The Company shall not issue share certificates except to Stockholders who make a written request to the Company. A Stockholder's investment shall be recorded on the books of the Company. To transfer his or her Equity Shares a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, in a form substantially similar to Section 7.6(h), and required by the Bylaws and the MGCL or other applicable law.

     SECTION 7.6.
Restrictions on Ownership and Transfer.

          (a) Definitions. For purposes of Sections 7.6 and 7.7 and any other provision of these Articles of Incorporation, the following terms shall have the meanings set forth below:

          "Acquire" means the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or a Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

          "Beneficial Ownership," when used with respect to ownership of Equity Shares by any Person, shall mean ownership of Equity Shares which are (i) directly owned by such Person, (ii) indirectly owned by such Person for purposes of Section 542(a)(2) of the Code, taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or (iii) beneficially owned by such Person pursuant to Rule 13d-3 under the Exchange Act. Whenever a Person Beneficially Owns Equity Shares that are not actually outstanding (e.g., shares issuable upon the exercise of an option or convertible security) ("Option Shares"), then, whenever these Articles of Incorporation require a determination of the percentage of outstanding shares of a class of Equity Shares Beneficially Owned by that Person, the Option Shares Beneficially Owned by that Person shall also be deemed to be outstanding. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

          "Beneficiary" shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Company as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.7(d).

          "Business Day" shall mean any weekday that is not an official holiday in the State of California.

          "Charter Effective Date" shall mean the date upon which these Articles of Incorporation are accepted for record by the State Department of Assessments and Taxation of the State of Maryland.

          "Common Shares" means the common stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of these Articles of Incorporation and applicable law, as described in Section 7.2(b) hereof.

          "Constructive Ownership" shall mean ownership of Equity Shares by a Person who is or would be treated as a direct or indirect owner of such Equity Shares through the application of Section 318 of the Code, as modified by
Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Own," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

          "Excepted Holder" shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors of the Company pursuant to Section 7.6(d)(ii) hereof.

          "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors of the Company pursuant to Section 7.6(d)(ii), the ownership limit with respect to the Equity Shares of the Company established by the Board of Directors of the Company pursuant to Section 7.6(d)(ii) for or in respect of such holder.

          "Excess Shares" means the excess stock, par value $0.01 per share, of the Company, as described in Section 7.7 hereof.

          "Excess Shares Trust" shall mean any separate trust created and administered in accordance with the terms of Section 7.7 for the exclusive benefit of any Beneficiary.

          "Individual" shall mean (i) an "individual" within the meaning of
Section 542(a)(2) of the Code, as modified by Section 544 of the Code and/or
(ii) any beneficiary of a "qualified trust" (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under
Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code.

          "Market Price" means, until the Equity Shares are Listed, the price per Equity Share if Equity Shares have been sold during the prior quarter pursuant to a registration statement filed with the Securities and Exchange Commission and otherwise a price per Equity Share determined on the basis of a quarterly valuation of the Company's assets. Upon Listing, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10)-day period for which Closing Prices are available). The "Closing Price" on any date shall mean (i) where there exists a public market for the Company's Equity Shares, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Equity Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Equity Shares are listed or admitted to trading or, if the Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market, Inc. or, if such system is no longer in use, the principal other automated quotation system that may then be in use or (ii) if no public market for the Equity Shares exists, the Closing Price will be determined by a single, independent appraiser selected by the Board of Directors of the Company which appraiser shall appraise the Market Price for such Equity Shares within such guidelines as shall be determined by the Board of Directors of the Company.

          "Non-Transfer Event" shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own a greater number of Equity Shares than such Person Beneficially Owned or Constructively Owned immediately prior to such event. Non-Transfer Events include, but are not limited to, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares or (ii) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for Equity Shares or for interests in any Person that directly or indirectly results in changes in Beneficial Ownership or Constructive Ownership of Equity Shares.

          "Ownership Limit" shall mean, with respect to each class or series of Equity Shares, 9.8% (by value) of the outstanding shares of such Equity Shares.

          "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.7(h).

          "Preferred Shares" means the preferred stock of the Company that may be issued from time to time in accordance with the terms of these Articles of Incorporation and applicable law, as described in Section 7.3 hereof.

          "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Equity Shares by the provisions of Section 7.7(a).

          "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify under the Code as a REIT.

          "Subsidiary" shall mean any direct or indirect subsidiary, whether a corporation, partnership, limited liability company or other entity, of the Company.

          "Trading Day" shall mean a day on which the principal national securities exchange on which any of the Equity Shares are listed or admitted to trading is open for the transaction of business or, if none of the Equity Shares are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares (including but not limited to the initial issuance of Common Shares by the Company), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

          "Trustee" shall mean any Person or entity, unaffiliated with both the Company and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Shares that would have been owned of record by the Prohibited Owner), designated by the Company to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

          (b)  Restriction on Ownership and Transfer.

               (i) Except as provided in Section 7.6(d)(i), from and after the Charter Effective Date and until the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or any direct or indirect Subsidiary of the Company within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), and the intended transferee shall acquire no rights in such Equity Shares.

               (ii) (A) Except as provided in Section 7.6(d)(ii), from and after the Charter Effective Date and until the Restriction Termination Date, no Person (other than an Excepted Holder) shall Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit and no Excepted Holder shall Beneficially Own shares of any class or series of Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

                    (B) Except as provided in Section 7.6(d)(ii), from and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Person (other than an Excepted Holder) Beneficially Owning shares of any class or series of Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Equity Shares.

                    (C) Except as provided in Section 7.6(d)(ii), from and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Excepted Holder Beneficially Owning shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Excepted Holder in excess of the applicable Excepted Holder Limit established for such Excepted Holder by the Board of Directors of the Company pursuant to Section 7.6(d)(ii), and the intended transferee shall acquire no rights in such Equity Shares.

                    (D) Notwithstanding anything to the contrary set forth herein, the provisions of this Section 7.6(b)(ii) shall be applied only insofar as may be necessary to accomplish the intents and purposes of the foregoing.

               (iii) From and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer of Equity Shares that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Equity Shares.

               (iv) From and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such Equity Shares.

               (v) Except as provided in Section 7.6(d)(i), from and after the Charter Effective Date and until the Restriction Termination Date, any purported Transfer that, if effective, would (A) cause any Person (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not "related" to the Company within the meaning of
Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code, or (B) cause any Person who renders or furnishes services to a "taxable REIT subsidiary" of the Company which leases directly or indirectly from the Company a "qualified lodging facility" (within the meaning of Section 856(d)(8)(B) of the Code) to be other than an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, shall be void ab initio as to the Transfer of that number of Equity Shares that would cause such Person to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code or an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, as applicable, and the intended transferee shall acquire no rights in such Equity Shares.

               (vi) Notwithstanding any other provision of these Articles of Incorporation, any person selling securities on behalf of the Company in its public offerings may not complete a sale of securities to a Stockholder until at least five (5) business days after the date the Stockholder receives a final Prospectus and shall send each Stockholder a confirmation of his or her purchase.

          (c) Owners Required to Provide Information.

          Until the Restriction Termination Date:

               (i) Every record owner of more than 5%, or such lower percentages as is then required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Shares of the Company shall, no later than January 30 of each year, provide to the Company a written statement or affidavit stating the name and address of such record owner, the number of Equity Shares owned by such record owner, and a description of how such shares are held. Each such record owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such ownership on the Company's status as a REIT and to ensure compliance with the Ownership Limit.

               (ii) Each Person who is a Beneficial Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner shall, within thirty (30) days of receiving written request from the Company therefor, provide to the Company a written statement or affidavit stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned by such Beneficial Owner, a description of how such shares are held, and such other information as the Company may request in order to determine the Company's status as a REIT and to ensure compliance with the Ownership Limit.

          (d)  Exceptions.

               (i) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of Section 7.6(b)(i) or
Section 7.6(b)(v) to a Person subject, as the case may be, to any such limitations on Transfer, provided that (A) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person's Beneficial Ownership or Constructive Ownership of

Equity Shares will not now or in the future result in the Company failing to satisfy the gross income limitations provided for in Section 856(c)(2) and (3) of the Code and (B) insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (1) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (2) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the conversion of such shares in excess of the original limit applicable to such Person into Excess Shares pursuant to Section 7.7(a).

               (ii) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of the Ownership Limit to a Person otherwise subject to any such limit, provided that (A) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person's Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future (1) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (2) cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of
Section 856(d)(2)(B) of the Code (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code) and to fail either the 75% gross income test of Section 856(c)(3) of the Code or the 95% gross income test of Section 856(c)(2) of the Code, (3) result in the Equity Shares of the Company being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, or (4) cause the Company to receive "impermissible tenant service income" within the meaning of Section 856(d)(7) of the Code, and (B) such Person provides to the Board of Directors of the Company such representations and undertakings, if any, as the Board of Directors of the Company, may in its sole and absolute discretion, require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial Ownership of one or more other classes of Equity Shares not subject to the exception), and, insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (x) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (y) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the conversion of such shares in excess of the original limit applicable to such Person into Excess Shares pursuant to Section 7.7(a).

               (iii) The Board of Directors of the Company may only reduce the Excepted Holder Limit for an Excepted Holder (A) with the written consent of such Excepted Holder at any time or (B) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 7.6(d)(iii) is intended to limit or modify the restrictions on ownership contained in Section 7.6(b)(ii) and the authority of the Board of Directors of the Company under Section 7.6(d)(i).

          (e) Public Market. Notwithstanding any provision contained herein to the contrary, nothing in these Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or any automated quotation system. In no event, however, shall the existence or application of the preceding sentence have the effect of deterring or preventing the conversion of Equity Shares into Excess Shares as contemplated herein.

          (f) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.6, including any definition contained in
Section 7.6(a) above, the Board of Directors of the Company shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 7.6 with respect to any situation based on the facts known to it.

          (g) Remedies Not Limited. Except as set forth in Section 7.6(e) above, nothing contained in this Section 7.6 or Section 7.7 shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company's status as a REIT and to ensure compliance with the Ownership Limit or the Excepted Holder Limit.

          (h) Notice to Stockholders Upon Issuance or Transfer. Upon issuance or transfer of Equity Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

          "The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (ii) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being "closely held" under
          Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership, of Common Shares and/or Preferred Shares in excess of the above limitations must immediately notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted Transfer, transaction or other event. Any purported Transfer of Common Shares and/or Preferred Shares which results in violation of the ownership or transfer limitations set forth in the Company's Articles of Incorporation shall be void ab initio and the intended transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby will be automatically converted into Excess Shares to the extent of violation of such limitations, and such Excess Shares will be automatically transferred to an Excess Shares Trust, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company's Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests."

     SECTION 7.7
Excess Shares.

          (a)  Conversion into Excess Shares.

               (i) If, notwithstanding the other provisions contained in the Articles of Incorporation, from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than an Excepted Holder) would Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit, or such that any Person that is an Excepted Holder would Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, then, except as otherwise provided in Section 7.6(d), (A) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of Equity Shares the ownership of which by a Beneficial Owner would cause (1) a Person to Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit or (2) an Excepted Holder to Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, as the case may be, (B) such number of Equity Shares in excess of the Ownership Limit or the applicable Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall be automatically converted into an equal number of Excess Shares and transferred to an Excess Shares Trust in accordance with Section 7.7(d) and (C) the Prohibited Owner shall submit the certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. If the Equity Shares that are converted into Excess Shares are not shares of Common Shares, then the Excess Shares into which they are converted shall be deemed to be a separate series of Excess Shares with a designation and title corresponding to the designation and title of the shares that have been converted into the Excess Shares, followed by the words "Excess Shares" in the designation thereof. Such conversion into Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing the Equity Shares so converted may be submitted to the Company at a later date.

               (ii) If, notwithstanding the other provisions contained in the Articles of Incorporation, (A) from and after the Charter Effective Date and prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (B) from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a tenant that is a "taxable REIT Subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (C) from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, that, if effective, would result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (D) from and after the Charter Effective Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (1) cause any Person (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not "related" to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code, or (2) cause any Person who renders or furnishes services to a "taxable REIT subsidiary" of the Company which leases, directly or indirectly from the Company, a "qualified lodging facility" within the meaning of Section 856(d)(8)(B) of the Code, to be other than an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, then, except to the extent a waiver was obtained with respect to such restriction pursuant to Section 7.6(d), (X) the purported transferee shall be deemed to be a Prohibited Owner and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the Equity Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would (AA) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (BB) cause the Company to Constructively Own a 10% or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a "taxable

REIT Subsidiary" (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (CC) result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (DD)(1) cause any Person (other than a "taxable REIT subsidiary" (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not "related" to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an "independent contractor" for purposes of Section 856(d)(3) of the Code, or (2) cause any Person who renders or furnishes services to a "taxable REIT subsidiary" of the Company which leases from the Company, directly or indirectly, a "qualified lodging facility" within the meaning of
Section 856(d)(8)(B) of the Code, to be other than an "eligible independent contractor" within the meaning of Section 856(d)(9) of the Code, (Y) such number of Equity Shares (rounded up to the nearest whole share) shall be automatically converted into an equal number of Excess Shares and transferred to an Excess Shares Trust in accordance with Section 7.7(d) and (Z) the Prohibited Owner shall submit certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. If the Equity Shares that are converted into Excess Shares are not Common Shares, then the Excess Shares into which they are converted shall be deemed to be a separate series of Excess Shares with a designation and title corresponding to the designation and title of the shares that have been converted into the Excess Shares, followed by the words "Excess Shares" in the designation thereof. Such conversion into Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing the Equity Shares so converted may be submitted to the Company at a later date.

               (iii) Upon the occurrence of a conversion of Equity Shares into an equal number of Excess Shares, without any action required by any Person, including the Board of Directors of the Company, such Equity Shares shall be restored to the status of authorized but unissued shares of the particular class or series of Equity Shares that was converted into Excess Shares and may be reissued by the Company as that particular class or series of Equity Shares.

          (b) Remedies for Breach. If the Company, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of
Section 7.6(b) or that a Person intends to Acquire or has attempted to Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.6(b), the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Company or instituting proceedings to enjoin such Transfer or Acquisition, but the failure to take any such action shall not affect the automatic conversion of Equity Shares into Excess Shares and their transfer to an Excess Shares Trust in accordance with Section 7.7(a) and Section 7.7(d).

          (c) Notice of Restricted Transfer. Any Person who Acquires or attempts to Acquire Equity Shares in violation of Section 7.6(b), or any Person who owned

Equity Shares that were converted into Excess Shares and transferred to an Excess Shares Trust pursuant to Sections 7.7(a) and 7.7(d), shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition or purported change in Beneficial Ownership or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, Acquisition, or Non-Transfer Event, as the case may be, on the Company's status as a REIT.

          (d) Ownership in Excess Shares Trust. Upon any purported Transfer, Acquisition, or Non-Transfer Event that results in Excess Shares pursuant to
Section 7.7(a), such Excess Shares shall be automatically and by operation of law transferred to one or more Trustees as trustee of one or more Excess Shares Trusts to be held for the exclusive benefit of one or more Beneficiaries. Any conversion of Equity Shares into Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of business on the Business Day prior to the date of the purported Transfer, Acquisition or Non-Transfer Event that results in the conversion. Excess Shares so held in trust shall remain issued and outstanding shares of capital stock of the Company.

          (e) Dividend Rights. Each Excess Share shall be entitled to the same dividends and distributions (as to both timing and amount) as may be declared by the Board of Directors of the Company with respect to shares of the same class and series as the Equity Shares that were converted into such Excess Shares. The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and distributions and shall hold all such dividends and distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such Excess Shares shall repay to the Excess Shares Trust the amount of any dividends or distributions received by it (i) that are attributable to any Equity Shares that have been converted into Excess Shares and (ii) which were distributed by the Company to stockholders of record on a record date which was on or after the date that such shares were converted into Excess Shares. The Company shall have the right to take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Equity Shares Beneficially Owned by the Person who, but for the provisions of Sections 7.6 and 7.7, would Constructively Own or Beneficially Own the Equity Shares that were converted into Excess Shares; and, as soon as reasonably practicable following the Company's receipt or withholding thereof, shall pay over to the Excess Shares Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

          (f) Rights upon Liquidation. In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company, each holder of Excess Shares shall be entitled to receive, ratably with each holder of Equity Shares of the same class and series as the shares which were converted into such Excess Shares and other holders of such Excess Shares, that portion of the assets of the Company that is available for distribution to the holders of such Equity Shares. The Excess Shares Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding up or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for

Equity Shares and which Transfer or Acquisition resulted in the conversion of the shares into Excess Shares, the product of (i) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (ii) the number of Equity Shares which were so converted into Excess Shares and held by the Excess Shares Trust, and, in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the conversion of the shares into Excess Shares, the product of (x) the price per share equal to the Market Price for the shares that were converted into such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (y) the number of Equity Shares which were so converted into Excess Shares. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary; provided, however, that in the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company that occurs during the period in which the Company has the right to accept the offer to purchase Excess Shares under Section 7.7(j) hereof (but with respect to which the Company has not yet accepted such offer), then (i) the Company shall be deemed to have accepted such offer immediately prior to the time at which the liquidating distribution is to be determined for the holders of Equity Shares of the same class and series as the shares which were converted into such Excess Shares (or such earlier time as is necessary to permit such offer to be accepted) and to have simultaneously purchased such shares at the price per share set forth in Section 7.7(j), (ii) the Prohibited Owner with respect to such Excess Shares shall receive in connection with such deemed purchase the compensation amount set forth Section 7.7(i) (as if such shares were purchased by the Company directly from the Excess Shares Trust), (iii) the amount, if any, by which the deemed purchase price exceeds such compensation amount shall be distributed to the Beneficiary and
(iv) accordingly, any amounts that would have been distributed with respect to such Excess Shares in such liquidation, winding-up or distribution (if such deemed purchase had not occurred) in excess of the deemed purchase price shall be distributed to the holders of the Equity Shares and holders of Excess Shares resulting from the conversion of such Equity Shares entitled to such distribution.

          (g) Voting Rights. The holders of Excess Shares shall not be entitled to voting rights with respect to such shares. Any vote by a Prohibited Owner as a purported holder of Equity Shares prior to the discovery by the Company that such Equity Shares have been converted into Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind such vote.

          (h)  Designation of Permitted Transferee.

               (i) As soon as practicable after the Trustee acquires Excess Shares, but in an orderly fashion so as not to materially adversely affect the price of Common Shares, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (A) any Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (B) any Permitted Transferee so designated may acquire such Excess Shares without violating any of the restrictions set forth in Section 7.6(b) (assuming for this purpose the automatic conversion of such

Excess Shares into Equity Shares pursuant to clause (ii) below) and without such acquisition resulting in the re-conversion of the Equity Shares underlying the Excess Shares so acquired into Excess Shares and the transfer of such shares to an Excess Shares Trust pursuant to Sections 7.7(a) and 7.7(d). The Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any transfer by the Trustee of Excess Shares to a Permitted Transferee, the Trustee shall give not less than five (5) Business Days' prior written notice to the Company of such intended transfer to enable the Company to determine whether to exercise or waive its purchase rights under
Section 7.7(j). No such transfer by the Trustee of Excess Shares to a Permitted Transferee shall be consummated unless the Trustee has received a written waiver of the Company's purchase rights under Section 7.7(j).

               (ii) Upon the designation by the Trustee of a Permitted Transferee and compliance with the provisions of this Section 7.7(h), the Trustee shall cause to be transferred to the Permitted Transferee the Excess Shares acquired by the Trustee pursuant to Section 7.7(d). Upon such transfer of Excess Shares to the Permitted Transferee, such Excess Shares shall be automatically converted into an equal number of Equity Shares of the same class and series as the Equity Shares which were converted into such Excess Shares. Upon the occurrence of such a conversion of Excess Shares into an equal number of Equity Shares, such Excess Shares, without any action required by the Board of Directors of the Company, shall thereupon be restored to the status of authorized but unissued Excess Shares and may be reissued by the Company as Excess Shares. The Trustee shall (A) cause to be recorded on the stock transfer books of the Company that the Permitted Transferee is the holder of record of such number of Equity Shares, and (B) distribute to the Beneficiary any and all amounts held with respect to such Excess Shares after making payment to the Prohibited Owner pursuant to Section 7.7(i).

               (iii) If the Transfer of Excess Shares to a purported Permitted Transferee would or does violate any of the transfer restrictions set forth in
Section 7.6(b) (assuming for this purpose the automatic conversion of such Excess Shares into Equity Shares pursuant to clause (ii) above), such Transfer shall be void ab initio as to that number of Excess Shares that cause the violation of any such restriction when such shares are converted into Equity Shares (as described in clause (ii) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Excess Shares or Equity Shares. Such Equity Shares shall be automatically re-converted into Excess Shares and transferred to the Excess Shares Trust from which they were originally Transferred. Such conversion and transfer to the Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 7.7 shall apply to such shares, including, without limitation, the provisions of Sections 7.7(h) through 7.7(j) with respect to any future Transfer of such shares by the Excess Shares Trust.

          (i) Compensation to Record Holder of Equity Shares That Are Converted into Excess Shares. Any Prohibited Owner shall be entitled (following acquisition of the Excess Shares and subsequent designation of and sale of Excess Shares to a Permitted Transferee in accordance with Section 7.7(h) or following the acceptance of the offer to purchase such shares in accordance with
Section 7.7(j)) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (i)(A) in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the conversion of such shares into Excess Shares, the product of (1) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (2) the number of Equity Shares which were so converted into Excess Shares and (B) in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the conversion of such shares into Excess Shares, the product of (1) the price per share equal to the Market Price for the shares that were converted into such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (2) the number of Equity Shares which were so converted into Excess Shares, (ii) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares in accordance with Section 7.7(h) or Section 7.7(j) or (iii) the pro-rata amount of such Prohibited Owner's initial capital investment in the Company properly allocated to such Excess Shares (determined by multiplying the Prohibited Owner's total initial capital investment in the Company by a fraction, the numerator of which is the number of shares of the Prohibited Owner's Equity Shares converted into such Excess Shares and the denominator of which is the total number of Equity Shares held (or purported to be held) by the Prohibited Owner immediately prior to such conversion (including the shares so converted)). Any amounts received by the Trustee in respect of such Excess Shares that is in excess of such amounts to be paid to the Prohibited Owner pursuant to this
Section 7.7(i) shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner shall be deemed to have waived and, if requested, shall execute a written confirmation of the waiver of, any and all claims that it may have against the Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of such Trustee or any failure to make payments in accordance with this Section 7.7 by such Trustee.

          (j) Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Company or its designee, at a price per share equal to the lesser of (i) the price per share of Equity Shares in the transaction that created such Excess Shares (or, in the case of a Non-Transfer Event, Transfer or Acquisition in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price for the shares that were converted into such Excess Shares on the date of such Non-Transfer Event, Transfer or Acquisition or (ii) the Market Price for the shares that were converted into such Excess Shares on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days following the later of (x) the date of the Acquisition, Non-Transfer Event or purported Transfer which results in such Excess Shares or (y) the first to occur of (A) the date the Board of Directors of the Company first determined that an Acquisition, Transfer or Non-Transfer Event resulting in Excess Shares has occurred and (B) the date that the Company received a notice of such Acquisition, Transfer or Non-Transfer Event pursuant to Section 7.7(c).

          (k) Nothing in this Section 7.7 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company's status as a REIT.

     SECTION 7.8.
Severability. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     SECTION 7.9.
Waiver. The Company shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

                                  ARTICLE VIII
                                  STOCKHOLDERS

     SECTION 8.1.
Suitability of Stockholders.

          (a) Income and Net Worth Standards. According to the NASAA REIT Guidelines as in effect on [______], the date these Articles of Incorporation were amended and restated, Stockholders shall have (i) a minimum annual gross income of $45,000 and a minimum net worth (not including home, home furnishings and automobiles) of $45,000, or (ii) a minimum net worth (not including home, home furnishings and automobiles) of $150,000. Suitability standards may vary from state to state.

          (b) Determination that Sale to Stockholder is Suitable and Appropriate. State securities regulators may require minimum initial and subsequent cash investment amounts in any securities offering in which the Company is engaging which is subject to such state regulators' jurisdiction.

          (c) Minimum Investment. Each Soliciting Dealer who sells Shares on behalf of the Company has the responsibility to make every reasonable effort to determine that the purchase of Shares is appropriate for a Stockholder and that the requisite suitability standards are met.

     SECTION 8.2.
Meetings of Stockholders. There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of the Shares present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, elect the Directors. A quorum shall be 50% of the then outstanding Shares.

Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time by Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to be cast on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

     SECTION 8.3.
Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters; (a) election or removal of Directors as provided in Sections 8.2, 2.4 and 2.7 hereof; (b) amendment of these Articles of Incorporation as provided in
Section 10.1 hereof; (c) termination of the Company as provided in Section 11.2 hereof; (d) reorganization of the Company as provided in Section 10.2 hereof;
(e) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section 10.3 hereof; and (f) termination of the Company's status as a real estate investment trust under the REIT Provisions of the Code, as provided in Section 3.2(t) hereof. The Stockholders may terminate the status of the Company as a REIT under the Code by a vote of a majority of the Shares outstanding and entitled to vote. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

     SECTION 8.4.
Voting Limitations on Shares held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

     SECTION 8.5.

Stockholder Action to be Taken by Meeting. Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company and may not be effected by any consent in writing of such Stockholders.

     SECTION 8.6.
Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

     SECTION 8.7.
Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the "Stockholder List"), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders' voting rights, and the exercise of Stockholder rights under federal proxy laws.

     If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

     SECTION 8.8.
Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the initial public offering of its securities which shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised;
(iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (vii) Distributions to the Stockholders for the period, identifying the source of such Distributions, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Distributions (with the statement as to the source of Distributions to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made).

     SECTION 8.9.
Reinvestment Plan. The Company may adopt a reinvestment plan, on the terms and conditions approved by the Directors, pursuant to which Stockholders may elect to have the full amount of their cash Distributions from the Company reinvested in additional Shares of the Company ("Reinvestment Plan").

               (a) All material information regarding the Distributions reinvested and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to each Stockholder participating in any Reinvestment Plan at least annually.

               (b) Each Stockholder participating in any Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (a) above.

                                   ARTICLE IX
         LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;
                 TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

     SECTION 9.1.
Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company Property or the affairs of the Company by reason of his being a Stockholder. The Company shall include a clause in its contracts which provides that Stockholders shall not be personally liable for obligations entered into on behalf of the Company.

     SECTION 9.2.
Limitation of Liability and Indemnification.

          (a) The Company shall indemnify and hold harmless a Director, Advisor, or Affiliate (the "Indemnitee") against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if: (i) in the case that the Indemnitee is not an Independent Director, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (ii) in the case that the Indemnitee is an Independent

Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company and no portion may be recoverable from the Stockholders.

          (b) The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee,
(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

          (c) Notwithstanding anything to the contrary contained in the provisions of subsection (a) and (b) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that: (i) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (ii) the Indemnitee actually received an improper personal benefit in money, property, or services,
(iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (iv) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.

          (d) The Directors may take such action as is necessary to carry out this Section 9.2 and are expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

     SECTION 9.3.
Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by a Director, Advisor, or Affiliate in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in
Section 2-418(e) of the Maryland General Corporation Law.

     SECTION 9.4.
Express Exculpatory Clauses In Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

     SECTION 9.5.
Transactions with Affiliates. The Company shall not engage in transactions with any Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the person who is party to the transaction and:

          (a) The transaction is fair and reasonable to the Company and its Stockholders.

          (b) The terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arms-length basis and known to the Directors.

          (c) The total consideration is not in excess of the appraised value of the property being acquired, if an acquisition is involved.

          (d) Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as Advisor or Director may only be made upon a determination that:

               (i) The compensation is not in excess of their compensation paid for any comparable services; and

               (ii) The compensation is not greater than the charges for comparable services available from others who are competent and not Affiliated with any of the parties involved.

     Transactions between the Company and its Affiliates are further subject to any express restrictions in these Articles of Incorporation (including Article IV and Section 7.7) or adopted by the Directors in the Bylaws or by resolution, and further subject to the disclosure and ratification requirements of MGCL ss. 2-419 and other applicable law.

                                    ARTICLE X
                     AMENDMENT; REORGANIZATION; MERGER, ETC.

     SECTION 10.1.
Amendment.

          (a) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon, except that (1) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; and (2) Section 10.2 hereof and this Section 10.1 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections), without the affirmative vote of the holders of two-thirds (2/3) of the Equity Shares then outstanding and entitled to vote thereon.

          (b) The Directors, by a two-thirds (2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

          (c) An amendment to these Articles of Incorporation shall become effective as provided in Section 12.5.

          (d) These Articles of Incorporation may not be amended except as provided in this Section 10.1.

     SECTION 10.2.
Reorganization. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or
(ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or
(ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Equity Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon.

     SECTION 10.3.
Merger, Consolidation or Sale of Company Property. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity;
(iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company, other than before the initial investment in Company Property; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

     In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from a competent independent appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the independent appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

          (a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

          (b)  one of the following:

               (i) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

               (ii) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

     The Company is prohibited from participating in any proposed Roll-Up
Transaction:

          (c) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.2, 8.3, 8.5, 8.6, 8.7 and 9.1 of these Articles of Incorporation;

          (d) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

          (e) in which investor's rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.6 and 8.7 hereof; or

          (f) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

                                   ARTICLE XI
                               DURATION OF COMPANY

     SECTION 11.1.
The Company automatically will terminate and dissolve on December 31, 2007, will undertake orderly liquidation and Sales of Company assets and will distribute any Net Sales Proceeds to Stockholders, unless Listing occurs, in which event the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

     SECTION 11.2.
Dissolution of the Company by Stockholder Vote. The Company may be terminated at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.

                                   ARTICLE XII
                                  MISCELLANEOUS

     SECTION 12.1.
Governing Law. These Articles of Incorporation are executed by the undersigned Directors and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

     SECTION 12.2.
Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders;
(iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.

     SECTION 12.3.
Provisions in Conflict with Law or Regulations.

          (a) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section 10.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

          (b) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

     SECTION 12.4.
Construction. In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the "MGCL."

     SECTION 12.5.
Recordation. These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

                               * * * * * * * * * *

     THIRD: This amendment and restatement of the Articles of Incorporation of the Company has been approved by a majority of the Directors and approved by the Stockholders as required by law.

     IN WITNESS WHEREOF, these Articles of Incorporation have been signed on this ___ day of _______________, 2003, by the undersigned Chairman of the Board and Co-Chief Executive Officer and Secretary, respectively, each of whom acknowledges, under penalty of perjury, that this document is his or her free act and deed, and that to the best of his or her knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

                                   CNL HOSPITALITY PROPERTIES, INC.


                                   By:
                                         ---------------------------------------
                                         Name:    James M. Seneff, Jr.
                                         Title:   Chairman of the Board and
                                                  Co-Chief Executive Officer

                                   ATTEST:

                                   By:
                                         ---------------------------------------
                                         Name:    Lynn E. Rose
                                         Title:   Secretary

                                                      APPENDIX A - FORM OF PROXY

CNL HOSPITALITY PROPERTIES, INC.

                          VOTE BY INTERNET OR TELEPHONE

                         24 HOURS A DAY - 7 DAYS A WEEK
                            IT'S FAST AND CONVENIENT


           TELEPHONE                      INTERNET                                  MAIL
        1-888-216-1367
                                          https://www.proxyvotenow.com/chp
Use  any  touch-tone  telephone  OR                                        OR       Mark,  sign  and  date  your
to vote your  proxy.  Have your           Use the  Internet  to vote your           proxy  card and return it in
proxy  card  in hand  when  you           proxy.  Have your proxy card in           the  postage  paid  envelope
call.  You will be  prompted to           hand  when you  access  the web           provided.   Make   sure  the
enter  your   control   number,           site.  You will be  prompted to           pre-printed   address  shows
located in the box  below,  and           enter  your   control   number,           through     the     envelope
then    follow    the    simple           located  in the box  below,  to           window.  Please  do not mail
directions.                               create an electronic vote.                additional   cards   in  the
                                                                                    same return envelope.






                          IMPORTANT: READ REVERSE SIDE
      DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

[   ]     MARK, SIGN, DATE AND          [X]  VOTES MUST BE INDICATED
          RETURN                             (X) IN BLACK OR BLUE
          THE PROXY CARD PROMPTLY            INK.
          USING THE ENCLOSED
          ENVELOPE.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

 1. Election of Five Directors:                          2.   Proposal to amend and restate the Company's
                                                              Amended and Restated Articles of
                                                              Incorporation.             FOR   AGAINST  ABSTAIN
                                                                                         [  ]    [  ]     [  ]

[  ]        FOR    [  ]   WITHOLD      [  ]  *EXCEPTIONS
            ALL           FOR ALL

Nominees: (01) Charles E. Adams; (02) Robert A.
          Bourne; (03) Lawrence A. Dustin;
          (04) Craig M. McAllaster; (05) James M. Seneff, Jr.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), MARK THE "EXCEPTIONS*" BOX AND
WRITE THAT NOMINEE'S NAME ON THE FOLLOWING BLANK LINE.)

*Exceptions
             -------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING.



                                     ...........................................

                                     SCAN LINE

                                     ...........................................

                         IMPORTANT: Please sign exactly as name appears hereon. Joint owners should each sign personally.
                         Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

           DATE    OWNER SIGN HERE      CO-OWNER SIGN HERE

           ------- -----------------    ----------------------------------------

           ------- -----------------    ----------------------------------------

--------------------------------------------------------------------------------

                        CNL HOSPITALITY PROPERTIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN,
                   IT WILL BE VOTED "FOR" THE MATTERS STATED.

The signatory on the reverse side of this card, the "Stockholder", hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc., the "Company," which the Stockholder is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 27, 2003, at 11:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated April 30, 2003, a copy of which has been received by the Stockholder.


[ ]   I plan to attend the Annual Meeting.               CNL HOSPITALITY
                                                           PROPERTIIES, INC.
[ ]   To change your address, please mark this box       PO BOX 11258
      and write it on the line below.                    NEW YORK, NY 10203-0258

      ----------------------------------------
      ----------------------------------------

                                              APPENDIX B - VOTING REMINDER FLYER

For your convenience, vote your proxy by telephone or the Internet. And most importantly...


PLEASE VOTE!



[X]      READ THE ENCLOSED MATERIALS...
         Enclosed is the following information for the CNL Hospitality Properties, Inc. Annual Meeting of Stockholders:
         o  2002 Annual Report
         o  Proxy Statement that describes the proposals being voted
         o  Proxy Card

[X]      VOTE BY TELEPHONE...
         For your convenience, you may vote by telephone. Please refer to the proxy card for instructions and your control number.
         ...OR VOTE OVER THE INTERNET
         Open the web page: HTTPS://WWW.PROXYVOTENOW.COM/CHP and follow the online instructions to cast your vote. Your control number is located on the proxy card.
         ...OR COMPLETE THE PROXY CARD AND RETURN BY MAIL
         On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

[X]      FOR ASSISTANCE...
         If you have any questions or need assistance in completing your proxy card, please call our information agent, N.S. Taylor & Associates, Inc., toll free at 1-866-588-8700.

[X]      PLEASE VOTE...
         We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote. IF YOU VOTED BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THE PROXY CARD.

         THANK YOU!
         We appreciate your participation and support. Again, please be sure to vote.
         Your vote is important!


         CNL
         Hospitality Properties, Inc.

         Investor Relations
         CNL Center at City Commons
         450 South Orange Avenue
         Orlando, Florida 32801-336
         tel (407) 650-1000 (886) 650-0650
         www.cnlonline.com